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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
BIO-KEY INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Stockholder:

        We cordially invite you to attend a Special Meeting of Stockholders in lieu of an Annual Meeting, to be held on Tuesday, July 20 , 2004 at [            ], located at [            ], commencing at 10:00 a.m. We look forward to greeting those of you who are able to attend.

        A copy of our 2003 Annual Report is enclosed. Also enclosed is our notice of the special meeting, proxy statement and proxy card. We encourage you to read carefully all of the enclosed information.

        At the special meeting, we will be asking you to vote for the re-election of four directors, to approve a reorganization to change our state of incorporation from Minnesota to Delaware (which would result in an increase in the number of authorized shares of common stock from 60,000,000 to 85,000,000), and to ratify the selection of our independent auditors, as described more fully in the enclosed proxy statement. For the reasons set forth in the proxy statement, our Board of Directors recommends that you vote "FOR" each of the proposals described above.

        Whether or not you plan to attend the special meeting, it is important that your shares be represented and voted. Accordingly, please read the enclosed material and mark, date, sign and return the enclosed proxy card at your earliest convenience. If you attend the special meeting, you may revoke your proxy by requesting the right to vote in person.

Sincerely, MICHAEL W. DEPASQUALE Chief Executive Officer

July 9, 2004

BIO-key International, Inc.
1285 Corporate Center Drive, Suite 175
Eagan, Minnesota 55121

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
IN LIEU OF ANNUAL MEETING

        A Special Meeting in lieu of Annual Meeting of Stockholders of BIO-key International, Inc. ("BIO-key") will be held at 10:00 a.m., on Tuesday, July 20, 2004 at [            ], located at [            ]. The special meeting is being held for the following purposes:

  1.
  To re-elect four directors until their successors are duly elected and qualified;

  2.
  To approve a reorganization of BIO-key to change its state of incorporation from Minnesota to Delaware; and

  3.
  To ratify the selection of Divine, Scherzer & Brody, Ltd. as our independent auditors for the fiscal year ending December 31, 2004.

        Stockholders of record at the close of business on June 24, 2004, the record date for the special meeting, are entitled to receive notice of and to vote at the special meeting.

        The enclosed proxy card and proxy statement and our 2003 Annual Report are being sent to you along with this notice.

By order of the Board of Directors, MICHAEL W. DEPASQUALE Chief Executive Officer

Eagan, Minnesota
July 9, 2004

i

BIO-KEY INTERNATIONAL, INC.
PROXY STATEMENT
FOR THE
SPECIAL MEETING OF STOCKHOLDERS
IN LIEU OF ANNUAL MEETING
To Be Held On July 20, 2004

INFORMATION ABOUT SOLICITATION AND VOTING

General

        This proxy statement is provided in connection with the solicitation of proxies by the Board of Directors of BIO-key International, Inc. ("BIO-key" or the "Company") for a Special Meeting in lieu of Annual Meeting of Stockholders to be held at 10:00 a.m., on Tuesday, July 20, 2004 at the [            ], located at [            ], and at any adjournment or postponement thereof (the "Meeting"). Our principal executive offices are located at 1285 Corporate Center Drive, Suite 175, Eagan, Minnesota 55121. This proxy statement and the accompanying proxy card are expected to be mailed on or about July 9, 2004 to all stockholders entitled to vote at the Meeting.

        BIO-key's Board of Directors (the "Board of Directors" or the "Board") is soliciting proxies for the following purposes: (i) to re-elect four members to the Board of Directors to hold office until their successors are duly elected and qualified; (ii) to approve a reorganization of BIO-key to change its state of incorporation from Minnesota to Delaware; and (iii) to ratify the selection of Divine, Scherzer & Brody, Ltd. as independent auditors for BIO-key for the year ending December 31, 2004.

Shareholders Entitled to Vote

        At the close of business on June 24, 2004, the record date for the Meeting, there were outstanding and entitled to vote 38,090,366 shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock"). Only shareholders of record at the close of business on June 24, 2004 are entitled to vote at the Meeting. Each outstanding share of Common Stock is entitled to one vote on each matter to be voted upon at the Meeting.

Quorum and Voting

        The representation, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum. Assuming the presence of a quorum, directors are elected by a plurality vote, which means the four nominees receiving the most votes will be elected to fill the seats of the Board. The reorganization of BIO-key must be approved by the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock. All other actions considered at the Meeting, including an adjournment, may be taken upon the favorable vote of the majority of the votes present in person or by proxy at the Meeting. Shares of Common Stock represented in person or by proxy (including "broker non-votes (as defined below) and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists. If a quorum is not present, the Meeting will be adjourned until a quorum is obtained.

Voting Shares Held in Street Name

        If the shares you own are held in "street name" by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your vote instruction form.

        If your shares are held in street name, you must bring an account statement or letter from your brokerage firm or bank showing that you are the beneficial owner of the shares as of the record date in order to be admitted to the meeting on the record date. To be able to vote your shares held in street name at the Meeting, you will need to obtain a proxy card from the holder of record.

Broker Non-Votes

        If your shares are held in street name, your bank or brokerage firm will be prohibited under applicable regulations from using its discretion to vote your shares on the proposal to approve a reorganization of BIO-key to change its state of incorporation from Minnesota to Delaware. If your broker instructs us that you have not provided instructions on how to vote on those proposals, your shares will be treated as "broker non-votes" with respect to those proposals. However, even if you do not give your broker instructions as to how to vote on the other proposals described in this proxy statement, your broker may be entitled to use its discretion in voting your shares in accordance with industry practice.

Vote Required

        Election of directors.    The four nominees receiving the highest number of votes cast at the meeting will be elected, regardless of whether that number represents a majority of the votes cast. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

        Approval of the Proposed Reorganization of BIO-key to change its state of incorporation from Minnesota to Delaware.    The affirmative vote of the holders of a majority of the shares represented or eligible to vote at the meeting is needed to approve the proposal to reorganize BIO-key to change its state of incorporation from Minnesota to Delaware. Abstentions will have the effect of a negative vote on this proposal. For shares held in street name, broker non-votes will have no effect on the outcome of this proposal because your bank or brokerage does not have the authority to vote your shares on this proposal absent instructions from you.

        Ratification of Selection of Auditors.    The affirmative vote of the holders of a majority of the shares represented or eligible to vote at the meeting is needed to approve the ratification of the selection of our independent auditors. Abstentions will have the effect of a negative vote on this proposal. For shares held in street name, broker non-votes will also have the effect of a negative vote on this proposal because your bank or brokerage does have the authority to vote your shares on this proposal absent instructions from you.

Revocability of Proxies

        A shareholder who returns a proxy card may revoke it at any time before the shareholder's shares are voted at the Meeting by written notice to the Secretary of the Company received prior to the Meeting, by executing and returning a later-dated proxy, or by voting by ballot at the Meeting.

Householding of Special Meeting Materials

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement and our annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of these documents to you if you contact us at 1285 Corporate Center Drive, Suite 175, Eagan, Minnesota 55121 or (651) 687-0414. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

ELECTION OF DIRECTORS
(Item 1 of Notice)

General

        The current four directors of BIO-key have been nominated for re-election at the Special Meeting of Stockholders to serve until their successors have been elected and duly qualified. Unless instructed otherwise, the proxy holders will vote the proxies received by them for our nominees: Thomas J. Colatosti, Michael W. DePasquale, Gary E. Wendt and Jeffrey J. May.

        In the event that those nominees are unable or decline to serve as directors at the time of the special meeting, the proxies may be voted for a substitute nominee designated by the present Board of Directors (unless another nominee is indicated in any particular proxy). Mr. Colatosti, Mr. DePasquale, Mr. Wendt and Mr. May have consented to serve as directors, and our Board of Directors has no reason to believe that they will be unavailable for service.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED NOMINEES.

Composition of the Board of Directors

        BIO-key's Amended and Restated Articles of Incorporation provide that the Board of Directors shall consist of not less than four directors, nor more than seven directors. Additionally, BIO-key's By-Laws provide that each director elected by the shareholders, or, alternatively, by the Board of Directors to fill a newly created directorship, shall serve an indefinite term not in excess of five years until such director's successor is duly elected and qualified. All elected directors hold office until the next annual meeting of shareholders and the election and qualification of their successors. The Board of Directors currently consists of Mr. Colatosti, Mr. DePasquale, Mr. Wendt and Mr. May.

Directors' Terms of Office

        Mr. Wendt was initially elected to serve as a director in 1993, and was re-elected in 1998. Mr. May was initially elected to serve as a director in 2001. Mr. Colatosti was initially elected to serve as a director in 2002. Mr. DePasquale was initially elected as a director in 2003. Each such director was elected to serve until his successor is duly elected and qualified in accordance with the By-laws of the Company.

Information Regarding the Current Directors/Nominees

        The following sets forth certain information regarding each of the directors of the Company.

Name	Age	Positions Held
Thomas J. Colatosti	56	Chairman of the Board of Directors
Michael W. DePasquale	49	Chief Executive Officer and Director
Gary E. Wendt	62	Chief Financial Officer, Secretary and Director
Jeffrey J. May	44	Director

        THOMAS J. COLATOSTI has served as a Director of the Company since September 2002 and as Chairman of the Board since January 3, 2003. Mr. Colatosti currently serves as the Chief Executive Officer of American Security Ventures, Inc., a Lexington, Massachusetts based consulting firm he founded which specializes in providing strategic management consulting services to emerging and developing companies in the homeland security industry. From 1997 through June 2002, Mr. Colatosti served as the Chief Executive Officer of Viisage Technology, Inc., a publicly traded technology company focusing on biometric face-recognition technology and delivering highly secure identification documents and systems. Between 1995 and 1997, Mr. Colatosti served as President and Chief Executive Officer of

CIS Corporation, a higher education industry leader that designed and implemented integrated and flexible systems solutions to manage entire university administrative operations. Prior to CIS, Mr. Colatosti had a 20-year career with Digital Equipment Corporation. His most recent responsibility was Vice President and General Manager, Northeast Area, where he was responsible for a business unit with annual revenues of more than $1.2 billion and 3,000 people. Mr. Colatosti is an active industry security spokesperson testifying before Congressional Committees and advising the White House and other Federal security agencies on homeland security issues. Mr. Colatosti earned a Bachelor of Science degree in Management and Finance as well as a Masters degree in Business Administration from Suffolk University.

        MICHAEL W. DEPASQUALE has served as the Chief Executive Officer and a Director of the Company since January 3, 2003. Mr. DePasquale brings more than 20 years of executive management, sales and marketing experience to the Company. Prior to joining the Company, Mr. DePasquale served as the President and Chief Executive Officer of Prism eSolutions, Inc., a Pennsylvania based provider of professional consulting services and online solutions for ISO-9001/14000 certification for customers in manufacturing, healthcare and government markets, since February 2001. From December 1999 through December 2000, Mr. DePasquale served as Group Vice President for WRC Media, a New York-based distributor of supplemental education products and software. From January 1996 until December 1999, Mr. DePasquale served as Senior Vice President of Jostens Learning Corp., a California based provider of multi media curriculum. Prior to Jostes, Mr. DePasquale held sales and marketing management positions with McGraw-Hill and Digital Equipment Corporation. Mr. DePasquale earned a Bachelor of Science degree from the New Jersey Institute of Technology.

        GARY E. WENDT has served as the Chief Financial Officer and a Director of the Company since its inception in 1993. Mr. Wendt has primary responsibility for the Company's financial reports and administers accounting operations. From 1993 to 1994, Mr. Wendt was Treasurer and Chief Financial Officer of Esprit Technologies, Inc., a computer manufacturer which produced high speed PCs marketed primarily to government and industry in the Midwestern United States. Mr. Wendt attended Metropolitan State University, North Hennepin Community College and the Academy of Accountancy where he was certified in public accounting.

        JEFFREY J. MAY has served as a Director of the Company since October 29, 2001. Since 1997, Mr. May has served as the President of Gideons Point Capital, a Tonka Bay, Minnesota based financial consulting firm and angel investor focusing on assisting and investing in start-up technology companies. In 1983, Mr. May co-founded Advantek, Inc., a manufacturer of equipment and materials which facilitate the automatic handling of semi-conductors and other electrical components which was sold in 1993. Mr. May continued to serve as a director and Vice-President of Operations of Advantek until 1997, at which time it had over 600 employees and sales in excess of $100 million. Mr. May earned a Bachelor of Science degree in Electrical Engineering from the University of Minnesota in 1983.

Board Independence

        Presently, two of our four directors are "independent" within the meaning of The Nasdaq Stock Market's director independence standards. The OTC Bulletin Board, on which our common stock is currently traded, does not maintain director independence standards. In particular, our board of directors has determined that neither Mr. Colatosti nor Mr. May has a material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us) that would interfere with the exercise of independent judgment.

Board of Directors' Meetings and Committees

        The Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the Board of

Directors is to oversee the management of the Company and, in so doing, to serve the best interests of the Company and its stockholders. The Board of Directors selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. It participates in decisions that have a potential major economic impact on us. Management keeps the directors informed of company activity through regular written reports and presentations at board and committee meetings.

        The Board of Directors met five times in 2003 (with each meeting held via teleconference). During 2003, each of our directors attended 75% or more of the total number of meetings of the Board of Directors and the committees of which such director was a member. None of the current Board members attended the last annual shareholder meeting. Our Board of Directors currently does not have a policy regarding director attendance at the annual meeting of stockholders.

Audit Committee

        Until recently, our full Board of Directors acted as our Audit Committee. The Board met in its capacity as the Audit Committee two times in 2003. The Board, acting as the Audit Committee, was responsible for the oversight of BIO-key's accounting and financial reporting processes. The Board did not adopt a written charter for the Audit Committee.

        In discharging its oversight responsibilities regarding the audit process, the Board:

        1.     Reviewed and discussed the audited financial statements with management;

        2.     Discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards NO. 61, as modified and supplemented; and

        3.     Reviewed the written disclosures and the letter from the independent auditors required by the Independent Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

        Based upon the review and discussions referred to above, the Board, serving as the Audit Committee, recommended that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission.

        On May 10, 2004, our Board of Directors appointed Thomas J. Colatosti and Jeffrey J. May to serve as the Audit Committee of the Board. The Audit Committee has not adopted a written charter.

Audit Committee's Pre-approval Policy and Procedures

        Our Board of Directors approved the engagement of our independent auditor's rendering of audit and non-audit services before these services are engaged. All of the services performed by Divine, Scherzer & Brody, Ltd. for us have been pre-approved by our Board of Directors.

Compensation Committee

        Our full Board of Directors acts as our Compensation Committee.

Nominating Committee

        The Company does not have a standing Nominating Committee or other committee performing similar functions, as the Board believes that the process is currently best conducted by the entire Board of Directors. The principal basis for this view is that having such a committee would distract directors from other more immediately important tasks at a time when the Board considers its membership, all of whom are standing for re-election, to be sufficiently independent and capable. The nominating procedures simply consisted of all the directors unanimously approving all of the nominees named in this proxy statement. Therefore, the Board performs the functions of the nominating committee and the Company does not have a written charter for such a committee.

        The Board utilizes a variety of methods for identifying and evaluating nominees for director. The Board's policy is to assess the appropriate size of the Board, and whether any vacancies are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Board considers various potential candidates for director. Candidates may come to the attention of the Board through its current members, stockholders or other persons. These candidates are evaluated at regular or special meetings, and may be considered at any point during the year. The Board considers properly submitted stockholder nominations for candidacy for director.

        In evaluating such nominations, like all nominations, the Board considers a variety of criteria, including business experience and skills, independence, judgment, integrity, the ability to commit sufficient time and attention to Board activities and the absence of potential conflicts with the Company's interests.

        Any stockholder nominations proposed for consideration by the Board should include the nominee's name and qualifications for Board membership and should be addressed to Board of Directors of BIO-key International, Inc., 1285 Corporate Center Drive, Suite 175, Eagan, Minnesota 55121. Following verification of the stockholder status of persons recommending candidates to the Board, recommendations are aggregated and considered by the Board at a regularly scheduled meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the Board.

Compensation of Directors

        Directors who are also officers of the Company receive no additional compensation for serving on the Board of Directors, other than reimbursement of reasonable expenses incurred in attending meetings. The Company's 1996 stock incentive plan provides for the grant of options to purchase 50,000 shares of common stock to each non-employee director upon first being elected or appointed to the Board of Directors. Since 2001, the Company has executed a policy of granting options to purchase 200,000 shares of common stock to each non-employee director upon first being elected or appointed to the Board of Directors, and in 2002, the Company issued options to purchase 200,000 shares of common stock to Thomas J. Colatosti upon his appointment as a director of the Company. In December 2003, we adopted a policy of issuing options to purchase 50,000 shares of common stock to each non-employee director on an annual basis.

Stockholder Communication with the Board of Directors

        Stockholders may communicate with the Board by writing to Board of Directors of BIO-key International, Inc., 1285 Corporate Center Drive, Suite 175, Eagan, Minnesota 55121. All such communications will be forwarded to the Chairman of the Board of Directors as promptly as practicable after receipt.

REINCORPORATION OF BIO-KEY BY MERGER
FROM MINNESOTA TO DELAWARE
(Item 2 of Notice)

        The Board of Directors has unanimously approved and recommended for shareholder approval a proposal to reincorporate the Company in Delaware. The reincorporation would be effected by merging the Company (the "Merger") into BIO-key International, Inc., a Delaware corporation which is a newly created and currently a wholly owned subsidiary of the Company ("BIO-key Delaware"). The Board of Directors has unanimously approved and recommends the Merger for shareholder approval, pursuant to the terms of the Agreement and Plan of Merger (the "Merger Agreement"), which is attached to this proxy statement as Appendix A. If approved by the shareholders, the Merger will allow the Company to change its state of incorporation from Minnesota to Delaware (the "Reincorporation") and, accordingly, take advantage of certain provisions of the corporate laws of Delaware.

        Under the terms of the Merger, the Company's shareholders will exchange their shares of capital stock of the Company for a like number and class of shares of BIO-key Delaware capital stock, and the corporate existence of the Company will cease. Upon consummation of the Merger, the Company will become subject to the Certificate of Incorporation attached hereto as Appendix B, which will comply with the Delaware General Corporation Law (as described below). Such Certificate of Incorporation authorizes BIO-key Delaware to issue up to 85,000,000 shares of its common stock, which reflects an increase of 25,000,000 shares over the 60,000,000 shares of common stock that the Company is currently authorized to issue pursuant to its Articles of Incorporation. The effects of the Merger are described briefly in the paragraphs below and are more fully summarized under the caption "Summary Effects of the Merger."

General Effects and Purposes of the Merger

        BIO-key Delaware, which was incorporated in June 2004 for the sole purpose of effecting the Merger, has not engaged in any business to date and has no assets. The Merger will not result in any change to the business, management, assets or liabilities of the Company. However, by operation of law, the Company's business, management, assets and liabilities will be transferred to BIO-key Delaware. If the Merger is consummated, by operation of law, the Company will cease to exist and the shareholders of the Company who do not exercise their dissenters' rights (as further described below) will become the shareholders of BIO-key Delaware. In management's judgment, no activities contemplated by the Company at present will be either favorably or unfavorably affected in any material respect by adoption of the Merger proposal.

        The corporation law of Delaware and the corporation law of Minnesota differ in several significant respects, however, including differences pertaining to the rights of shareholders. Some of these differences are summarized below under the caption, "Summary Effects of the Merger." Upon shareholder approval of the Merger and upon approval of appropriate articles or certificates of merger by the Secretaries of State of the States of Minnesota and Delaware, the Company will be merged with and into BIO-key Delaware pursuant to the Merger Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws set forth in Appendices B and C, respectively. The Company anticipates that the Merger will become effective as soon as practicable following shareholder approval. However, the Merger Agreement provides that the Merger may be abandoned by the Board of Directors of the Company before the effective date of the Merger as specified in the Merger Agreement (the "Effective Time") either before or after shareholder approval. In addition, the Merger Agreement may be amended before the Effective Time, either before or after shareholder approval; however, the Merger Agreement may not be amended after shareholder approval if such amendment would, in the judgment of the Board of Directors, violate applicable law or have a material adverse effect on the rights of the shareholders.

        The Company's Board of Directors believes that the Reincorporation will provide flexibility for both the management and business of the Company. Delaware has followed a policy of encouraging incorporation in Delaware for many years and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to satisfy changing business needs. As a result, many major corporations initially have chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Because of Delaware's significance as the state of incorporation for many major corporations, the Delaware judiciary has become particularly familiar with matters of corporate law, and a substantial body of court decisions has developed construing Delaware's corporation laws. Consequently, Delaware corporate law has been, and is likely to continue to be, interpreted and explained in a number of significant court decisions, a circumstance which will provide greater predictability with respect to the Company's legal affairs. In contrast, the Minnesota Business Corporation Act ("MBCA"), to which the Company is presently subject, has not been the subject of a significant number of judicial decisions interpreting its provisions. Moreover, many investors are more comfortable investing in Delaware corporations since they already are familiar with Delaware corporate law and know that it will not create unexpected obstacles or problems. For the foregoing reasons, the Board of Directors believes the interests of the Company's shareholders would be better served by reincorporating in Delaware.

Conversion of Shares and Exchange of Certificates

        At the Effective Time, each outstanding share of the Common Stock of the Company, $0.01 par value per share, will be automatically converted into one share of common stock, $0.0001 par value per share, of BIO-key Delaware (other than shares as to which the holder thereof has properly exercised dissenters' rights under Minnesota law). Additionally, each outstanding share of the Series C 7% Convertible Preferred Stock of the Company, $0.01 par value per share, will be automatically converted into one share of Series A 7% Convertible Preferred Stock, $0.0001 par value per share, of BIO-key Delaware at the Effective Time (other than shares as to which the holder thereof has properly exercised dissenters' rights under Minnesota law), with such Series A 7% Convertible Preferred Stock containing substantially identical terms as the Series C 7% Convertible Preferred Stock of the Company. From and after the Effective Time, certificates representing shares of capital stock of BIO-key Delaware will be deemed to have been issued without regard to the date or dates on which certificates representing shares of capital stock are physically surrendered for exchange or certificates representing shares of capital stock of BIO-key Delaware are actually issued. Each certificate representing shares of capital stock outstanding immediately before the Effective Time will, from and after the Effective Time, be deemed for all corporate purposes (except as hereinafter described) to represent the same number of shares of capital stock of BIO-key Delaware. Each option to purchase shares of the Company's Common Stock granted by the Company under any warrant, stock option plan or similar plan of the Company outstanding immediately before the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase, upon the same terms and conditions, the same number of shares of BIO-key Delaware common stock. The exercise price per share under each of such options shall be equal to the exercise price per share thereunder immediately before the Effective Time. Under the terms of the Merger Agreement, any warrant, option or stock option plan of the Company will be assumed by and continue to be a warrant, option or plan of BIO-key Delaware. All stock options granted thereunder, outstanding immediately before the Effective Time, shall be deemed to provide for the purchase of BIO-key Delaware's capital stock. It will not be necessary for shareholders of the Company to exchange their existing stock certificates for stock certificates of BIO-key Delaware; outstanding certificates of the Company should not be destroyed or sent to the Company. Following the Merger, delivery of previously outstanding stock certificates of the Company will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of BIO-key Delaware. Accordingly, as a result of the Merger, the shareholders of the Company will become shareholders of BIO-key Delaware, and the Company will cease to exist.

Authorized Shares

        Currently, the Articles of Incorporation of the Company provide for 60,000,000 authorized shares of common stock. The Certificate of Incorporation of BIO-key Delaware, attached hereto as Appendix B, authorizes BIO-key Delaware to issue up to 85,000,000 shares of its common stock. An effect of the Reincorporation, therefore, would be to increase the number of shares of common stock available for issuance.

        The Company's Board of Directors believes that, following the Reincorporation, it is in the best interests of BIO-key Delaware and its shareholders to have additional shares of common stock authorized and available for issuance or reservation on an as-needed basis without the delay or expense of seeking shareholder approval (unless required by applicable law). The Company has announced that it is actively pursuing strategic acquisitions. An increase in the number of authorized shares from 60,000,000 to 85,000,000 will enable the Company to respond rapidly to acquisition opportunities, and to meet other future needs that could arise.

        Additional shares of authorized common stock may also be (i) sold and issued in a public or private offering that would be used to provide BIO-key Delaware with capital necessary to further develop its core businesses or to pursue strategic opportunities, (ii) used for issuance in connection with stock option plans and (iii) used to pursue other corporate purposes that may be identified in the future by the Board of Directors.

        Although the increase in the authorized number of shares of common stock will not, in and of itself, have any immediate effect on the rights of BIO-key Delaware shareholders following the Reincorporation, any future issuance of additional shares of common stock could affect such BIO-key Delaware shareholders in a number of respects, including by diluting the voting power of the holders of BIO-key Delaware common stock, and by diluting the earnings per share and book value per share of outstanding shares of BIO-key Delaware common stock at such time. In addition, the issuance of additional shares could adversely affect the market price of our common stock following the Reincorporation. Moreover, if BIO-key Delaware issues securities convertible into common stock or other securities that have rights, preferences and privileges senior to those of BIO-key Delaware common stock, the holders of BIO-key Delaware common stock may suffer significant dilution.

        We have no present intention to use the increased authorized common stock for anti-takeover purposes, nor is the proposed Reincorporation in response to any effort by any person or group to accumulate our stock or to obtain control of the Company by any means. The proposed Reincorporation is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in BIO-key Delaware's Certificate of Incorporation or the By-Laws as in effect on the date hereof. However, the issuance of additional shares of common stock would increase the number of shares necessary to acquire control of BIO-key Delaware's Board of Directors or to meet the voting requirements imposed by Delaware law with respect to a merger or other business combination involving BIO-key Delaware. Issuance of additional shares unrelated to any takeover attempt could also have these effects. Management has no current intent to propose anti-takeover measures in future proxy solicitations.

Dissenters' Rights

        Section 302A.471 of the MBCA grants any shareholder of the Company of record on June 24, 2004 who objects to the Merger the right to have the Company purchase the shares owed by the dissenting shareholder at their fair value at the Effective Time of the Merger. Any shareholder contemplating the exercise of these dissenter's rights should review carefully the discussion of dissenting shareholder rights under the caption "Dissenters' Rights" and the provisions of Section 302A.471 and 203A.473 of the MBCA, particularly the procedural steps required to perfect such rights. SUCH RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 302A.471 AND 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED. A COPY OF SECTIONS 302A.471 AND 302A.473 IS ATTACHED AS APPENDIX D. It is the present intention of the Company to abandon the Merger in the event shareholders exercise dissenter's rights and the Company becomes obligated to make a substantial payment to such dissenting shareholders.

SUMMARY EFFECTS OF THE MERGER

        The following summary of the Merger does not purport to be a complete description of the Merger and is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of BIO-key Delaware, the Bylaws of BIO-key Delaware, copies of which are attached hereto as Appendix A, Appendix B and Appendix C, respectively, and reference to the applicable corporate laws of Minnesota and Delaware.

Change in the Company's State of Incorporation

        After the Effective Time, the Company's state of incorporation will change from Minnesota to Delaware. The rights and preferences of the holders of the Company's capital stock are governed by the MBCA. Upon the consummation of the Reincorporation, these rights and preferences will be governed by the Delaware General Corporation Law. Although Delaware and Minnesota corporation laws currently in effect are similar in many respects, certain differences will affect the rights of BIO-key Delaware's stockholders if the Merger is consummated. The following discussion summarizes certain differences considered by management to be significant and is qualified in its entirety by reference to the full text of the MBCA and Delaware General Corporation Law.

Shareholders' Action Without a Meeting

        Under Minnesota law, any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting by written consent signed by all of the shareholders entitled to vote on such action. This power cannot be restricted by a corporation's articles of incorporation. In contrast, Delaware law permits such an action to be taken if the written consent is signed by the holders of shares that would have been required to effect the action at a meeting of the stockholders. Stockholders who do not sign the written consent must be notified promptly following the effectiveness of a written consent. Generally, holders of a majority of the Company's outstanding shares may take action by written consent in lieu of a shareholder meeting. However, Delaware law also provides that a corporation's certificate of incorporation may restrict or prohibit stockholders' action without a meeting. BIO-key Delaware's Certificate does not contain any such restriction, so actions may be adopted by a written consent signed by the holders of shares that would have been required to vote in favor of the proposed action at a meeting of stockholders.

Treasury Shares

        The MBCA does not allow treasury shares. Under the Delaware General Corporation Law, the Company may hold treasury shares and such shares may be held, sold, loaned, pledged or exchanged by the Company. Such treasury shares, however, are not outstanding shares and therefore do not receive any dividends and do not have voting rights.

Anti-Takeover Legislation

        Both the MBCA and the Delaware General Corporation Law contain provisions intended to protect shareholders from individuals or companies attempting a takeover of a corporation in certain circumstances. The anti-takeover provisions of the MBCA and the Delaware General Corporation Law differ in a number of respects, and it is not practical to summarize all of the differences. However, the following is a summary of certain significant differences.

        Section 302A.671 of the MBCA, the Minnesota control share acquisition statute, establishes various disclosure and shareholder approval requirements that must be satisfied by individuals or companies attempting a takeover. Delaware has no comparable provision. The Minnesota control share acquisition statute applies to an "issuing public corporation." An "issuing public corporation" is a publicly-held corporation which is incorporated under or governed by the MBCA and has at least fifty shareholders. The Company is currently subject to this statute, however, BIO-key Delaware, because it is a Delaware corporation, will not be subject to this statute. The Minnesota control share acquisition statute requires disinterested shareholder approval for acquisitions of shares of an "issuing public corporation" which result in the "acquiring person" owning more than a designated percentage of the outstanding shares of such corporation. Accordingly, shareholders who acquire shares without shareholder approval and in excess of a designated percentage of outstanding shares lose their voting rights and are subject to certain redemption privileges of the corporation. Such shares regain their voting rights only if the acquiring person discloses certain information to the corporation and such voting rights are granted by the shareholders at an annual or special meeting of the shareholders. The Minnesota control share acquisition statute applies unless the "issuing public corporation" opts out of the statute in its articles of incorporation or bylaws. The Company has not opted out of such provisions.

        While there is no Delaware statute comparable to the Minnesota control share acquisition statute, both Minnesota and Delaware have business combination statutes that are intended primarily to deter takeover bids which propose to use the target's assets as collateral for the offeror's debt financing and to liquidate the target, in whole or in part, to satisfy financing obligations. Proponents of the business combination statute argue that such takeovers have a number of abusive effects when the target is broken up, such as adverse effects on the community and employees. Further, proponents argue that if the offeror can wholly finance its bid with the target's assets, that fact suggests that the price offered was not fair in relation to the value of the company, regardless of the current market price.

        Section 302A.673 of the MBCA, the Minnesota business combination statute, provides that an issuing public corporation (as described above with respect to the Minnesota control share acquisition statute) may not engage in certain business combinations with any person that acquires beneficial ownership of 10% or more of the voting stock of that corporation (i.e., an interested shareholder) for a period of four years following the date on which the person became a 10% shareholder (the share acquisition date) unless, before that share acquisition date, a committee of the corporation's disinterested directors approve either the business combination or the acquisition of shares. Only specifically defined types of "business combinations" are prohibited by this statute. In general, the definition includes: any merger or exchange of securities of the corporation with the interested shareholder; certain sales, transfers, or other disposition of assets of the corporation to an interested shareholder; transfers by the corporation to interested shareholders of shares that have a market value of 5% or more of the value of all outstanding shares, except for a pro rata transfer made to all shareholders; any liquidation or dissolution of, or reincorporation in another jurisdiction of, the corporation which is proposed by the interested shareholder; certain transactions proposed by the interested shareholder or any affiliate or associate of the interested shareholder that would result in an increase in the proportion of shares entitled to vote owned by the interested shareholder; and transactions whereby the interested shareholder receives the benefit of loans, advantages, guarantees, pledges, or other financial assistance or tax advances or credits from the corporation. For purposes of selecting a disinterested committee, a director or person is "disinterested" if the director or person is neither an officer nor an employee of the issuing public corporation or a related corporation, nor has been an officer or employee within five years preceding the formation of the committee of the issuing public corporation or a related corporation. The disinterested committee must consider and act on any written, good faith proposal to acquire shares or engage in a business combination. The disinterested committee must consider and take action on the proposal and within 30 days render a decision in writing regarding the proposal.

        In contrast to the Minnesota business combination statute, the Delaware statute provides that if a person acquires 15% or more of the voting stock of a Delaware corporation, the person is designated an interested stockholder and the corporation may not engage in certain business combinations with such person for a period of three years. However, an otherwise prohibited business combination may be permitted if one of three conditions is satisfied. First, if before the date the person became an interested stockholder, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, then the business combination is permitted. Second, a business combination is permitted if the tender offer or other transaction pursuant to which the person acquires 15% stock ownership is attractive enough such that the interested stockholder is able to acquire ownership in the same transaction of at least 85% of the outstanding voting stock (excluding for purposes of determining the number of shares outstanding those shares owned by directors who are also officers and those shares owned by certain employee stock ownership plans). Finally, the business combination is permissible under Delaware law if approved by the board of directors and authorized at an annual or special meeting of stockholders (action by written consent is not permitted) by the affirmative vote of at least two-thirds of the outstanding voting shares held by disinterested stockholders. As in Minnesota, only certain Delaware corporations are subject to the business combination provisions of Delaware corporation law. A corporation is subject to the statute if it is incorporated under the laws of Delaware and has a class of voting stock that is listed on a national securities exchange, quoted on an inter-dealer quotation system of a registered national securities association, or held of record by more than 2,000 shareholders. Because BIO-key Delaware will have a class of voting stock quoted on an inter-dealer quotation system if the Merger is consummated, it will be subject to these provisions.

        The "business combinations" prohibited under Delaware law include any of the following: any merger or consolidation with the interested stockholder; any sale, transfer or other disposition of assets to the interested stockholder if the assets have a market value equal to or greater than 10% of the aggregate market value of all of the corporation's assets; any transfer of stock of the corporation to the interested stockholder, except for transfers in a conversion or exchange or a pro rata distribution; and any receipt by the interested stockholder of any loans, advances, guarantees, pledges, and other financial benefits, except in connection with a pro rata transfer. The Delaware statute does not apply to any business combination in which the corporation, with the support of a majority of those directors who were serving as directors before any person became an interested stockholder, proposes a merger, sale, lease, exchange or other disposition of at least 50% of its assets, or supports (or does not oppose) a tender offer for at least 50% of its voting stock. In such a case, all interested stockholders are not required to comply with the three year prohibition and may compete with the corporation-sponsored transaction.

        Minnesota law is somewhat more restrictive than Delaware law with respect to a prospective takeover attempt. In Minnesota, an interested shareholder is one who owns 10% of the outstanding shares while in Delaware 15% is the share ownership threshold. An interested shareholder must wait four years in Minnesota to engage in prohibited business combinations, compared to a three-year waiting period in Delaware. Minnesota also has a potentially broader definition of a business combination which arguably encompasses a larger variety of transactions. Another difference between the two business combination statutes is the method by which prohibited transactions become permissible. In Delaware, an otherwise prohibited business combination may be permitted by board approval, by stockholder approval, or by an acquisition of 85% of the outstanding shares of voting stock. In Minnesota, a prohibited transaction is permitted only by advance board committee approval. In addition, the Delaware statute provides that if the corporation proposes a merger or sale of assets, or does not oppose a tender offer, all interested stockholders are not required to comply the three year prohibition and in certain circumstances may compete with such proposed transaction. The Minnesota statute does not have a comparable provision. Both the Minnesota and Delaware provisions permit a corporation to "opt out" of the business combination statute by electing to do so in its articles or certificate of incorporation within a specified time period. Neither the Bylaws nor the Articles of Incorporation of the Company contain such an "opt out" provision. Similarly, neither the Certificate nor the Bylaws of BIO-key Delaware contain such an "opt out" provision.

        The MBCA includes other provisions relating to takeovers that are not included in the Delaware General Corporation Law. Some of these provisions address a corporation's use of golden parachutes, greenmail and the standard of conduct of the Board of Directors in connection with the consideration of takeover proposals. The MBCA contains a provision which prohibits a publicly-held corporation from entering into or amending agreements (commonly referred to as golden parachutes) that increase current or future compensation of any officer or director during any tender offer or request or invitation for tenders. The MBCA provides that a publicly-held corporation is prohibited from purchasing or agreeing to purchase any shares from a person who beneficially owns more than 5% of the voting power of the corporation if the shares had been beneficially owned by that person for less than two years, and if the purchase price would exceed the market value of those shares. However, such a purchase will not violate the statute if the purchase is approved at a meeting of the shareholders by a majority of the voting power of all shares entitled to vote or if the corporation's offer is of at least equal value per share and made to all holders of shares of the class or series and to all holders of any class or series into which the securities may be converted. In considering the best interests of the corporation with respect to a proposed acquisition of an interest in the corporation, the MBCA authorizes the board of directors to consider the interest of the corporation's employees, customers, suppliers and creditors, the economy of the state and nation, community and social considerations and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

Directors' Standard of Care and Personal Liability

        Minnesota law provides that a director must discharge the director's duties in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. A director who complies with such standards may not be held liable by reason of being a director or having been a director of the corporation. Delaware law provides that the business and affairs of a Delaware corporation are to be managed by or under the direction of its board of directors. The directors of a company owe fiduciary duties to the company and its stockholders. These fiduciary duties require directors in making a business decision to act on an informed basis, in good faith, and in the honest belief that the action to be taken is in the best interests of the company and its stockholders. In general, directors of a Delaware corporation owe two distinct fiduciary duties: the duty of care and the duty of loyalty.

Limitation or Elimination of Director's Personal Liability

        Minnesota law provides that the personal liability of a director for breach of fiduciary duty may be eliminated or limited if the articles of incorporation so provide, but the articles may not limit or eliminate such liability for (a) any breach of the directors' duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director received an improper personal benefit, (e) certain violations of the Minnesota securities laws, or (f) any act or omission that occurs before the effective date of the provision in the articles eliminating or limiting liability. The Company's Articles of Incorporation provide that, to the fullest extent permitted by the MBCA, a director shall not be personally liable to the Company or its shareholders for monetary damages for breach of a directors' fiduciary duty. Delaware law provides that if the certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the liability of a directors is not limited or eliminated for (a) any breach of the directors' duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, or (d) any transaction in which the director received an improper personal benefit. BIO-key Delaware's Certificate of Incorporation contains a provision eliminating the personal liability of its directors for breach of fiduciary duty, subject to the foregoing limitations. The Company is not aware of any pending or threatened litigation to which the limitation of directors' liability would apply.

Indemnification

        Minnesota law generally provides for mandatory indemnification of persons acting in an official capacity on behalf of the corporation if such a person acted in good faith, did not receive any improper personal benefit, acted in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. Delaware law permits a corporation to indemnify its officers, directors, employees and agents and expressly provides that such indemnification shall not be deemed exclusive of any indemnification right provided under any bylaw, vote of shareholders or disinterested directors or otherwise. Delaware law permits indemnification against expenses and certain other liabilities arising out of legal actions brought or threatened against parties entitled to indemnity for their conduct on behalf of the corporation, provided that each such person acted in good faith and in a manner such person reasonably believed was in or not opposed to the best interests of the corporation. In Delaware, indemnification is available in a criminal action only if the person seeking indemnity had no reasonable cause to believe that the person's conduct was unlawful. Delaware law does not allow indemnification for directors in the case of an action by or in the right of the corporation (including stockholder derivative suits) as to which such director shall have been adjudged to be liable to the corporation unless indemnification (limited to expenses) is ordered by a court. The Certificate of Incorporation of BIO-key Delaware provides for indemnification to the fullest extent permitted by Delaware law.

Stockholder Voting

        Under both Minnesota law and Delaware law, action on certain matters, including the sale, lease or exchange of all or substantially all of the corporation's property or assets, mergers, and consolidations and voluntary dissolution, must be approved by the holders of a majority of the outstanding shares. In addition, both states' laws provide that the articles or certificate of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions. Neither the Company's Articles of Incorporation nor BIO-key Delaware's Certificate of Incorporation contain such a provision.

Action by Directors Without a Meeting

        Minnesota and Delaware law permit directors to take written action without a meeting for an action otherwise required or permitted to be taken at a board meeting. Minnesota law provides that a corporation's articles of incorporation may provide for such written action, other than an action requiring shareholder approval, by the number of directors that would be required to take the same action at a meeting of the board at which all directors were present. The Company's Articles of Incorporation contain such a provision allowing an action to be taken by written consent of less than all of the directors. Delaware law contains no such provision and, thus, written actions by the directors of BIO-key Delaware must be unanimous. Minnesota law also states that if the articles of incorporation or bylaws so provide, a director may give advance written consent or opposition to a proposal to be acted on at a board meeting; however, such consent or opposition of a director not present at a meeting does not constitute presence for determining the existence of a quorum. The Company's Articles of Incorporation, however, do not contain such a provision. Delaware law does not contain any advance written consent or opposition provision.

Conflicts of Interest

        Under both Minnesota law and Delaware law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation's directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely because of such reason, provided that the contract or transaction is fair and reasonable at the time it is authorized and is ratified by the corporation's disinterested stockholders after disclosure of the relationship or interest, or such contract or transaction is authorized in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest. However, if such contract or transaction is authorized by the board, under Minnesota law the interested director may not be counted in determining the presence of a quorum and may not vote on such contract or transaction. Delaware law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the contract or transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director's vote is counted at the meeting which authorizes the contract or transaction.

Number of Directors

        Minnesota law provides that the number of directors shall be fixed by or in the manner provided in the articles of incorporation or bylaws, and that the number of directors may be changed at any time by amendment to or in the manner provided in the articles of incorporation or bylaws. The Company's Bylaws provide that the Board of Directors shall consist of a minimum of four directors and a maximum of seven directors. Currently, the Company has four directors. Delaware law provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. Under the Bylaws and the Certificate of Incorporation of BIO-key Delaware, the number of directors may be fixed by resolution of the Board of Directors.

Classified Board of Directors

        Both Minnesota and Delaware permit a corporation's bylaws to provide for a classified board of directors. Delaware permits a maximum of three classes; Minnesota law does not limit the number of classes. The Company does not currently have a classified board of directors and the Certificate of Incorporation and the Bylaws of BIO-key Delaware do not provide for a classified board of directors.

Removal of Director

        Under Minnesota law, unless a corporation's articles of incorporation provide otherwise, a director may be removed with or without cause by the affirmative vote of a majority of the shareholders or, if the director was named by the board to fill a vacancy, by the affirmative vote of a majority of the other directors. Under Delaware law a director of a corporation may be removed with or without cause by the affirmative vote of a majority of shares entitled to vote for the election of directors. However, a director of a Delaware corporation that has a classified board may be removed but only for cause, unless the certificate of incorporation provides otherwise. The Certificate of Incorporation and Bylaws of BIO-key Delaware provide that a director may be removed at any time but only for cause by the stockholders.

Vacancies on Board of Directors

        Under Minnesota law, unless the articles of incorporation or bylaws provide otherwise, (a) a vacancy on a corporation's board of directors may be filled by the vote of a majority of directors then in office, although less than a quorum, (b) a newly created directorship resulting from an increase in the number of directors may be filled by the board, and (c) any director so elected shall hold office only until a qualified successor is elected at the next regular or special meeting of shareholders. The Company's bylaws follow these provisions. Under Delaware law, a vacancy on a corporation's board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the certificate of incorporation or bylaws. The Certificate of Incorporation and Bylaws of BIO-key Delaware provides that a vacancy on the board of directors shall be filled by the affirmative vote of a majority of the remaining directors, and not by the stockholders.

Annual Meetings of Stockholders

        Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders. Delaware law provides that if no date has been set for an Annual Meeting of stockholders for a period of 13 months after the last Annual Meeting, any stockholder or director may request the Delaware court to order a meeting to be held.

Special Meetings of Stockholders

        Minnesota law provides that the chief executive officer, the chief financial officer, two or more directors, a person authorized in the articles or Bylaws to call a special meeting, or a shareholder holding 10% or more of the voting power of all shares entitled to vote, may call a special meeting of the shareholders, except that a special meeting concerning a business combination must be called by 25% of the voting power. Under Delaware law, only the board of directors or those persons authorized by the corporation's certificate of incorporation or Bylaws may call a special meeting of the corporation's stockholders. The Bylaws of BIO-key Delaware provide that special meetings of shareholders may be called by the corporation's Board of Directors.

Voluntary Dissolution

        Minnesota law provides that a corporation may be dissolved by the voluntary action of holders of a majority of a corporation's shares entitled to vote at a meeting called for the purpose of considering such dissolution. Delaware law provides that voluntary dissolution of a corporation first must be deemed advisable by a majority of the board of directors and then approved by a majority of the outstanding stock entitled to vote. Delaware law further provides for voluntary dissolution of a corporation without action of the directors if all of the stockholders entitled to vote on such dissolution consent in writing to such dissolution.

Involuntary Dissolution

        Minnesota law provides that a court may dissolve a corporation in an action by a shareholder where: (a) the situation involves a deadlock in the management of corporate affairs and the shareholders cannot break the deadlock; (b) the directors have acted fraudulently, illegally, or in a manner unfairly prejudicial to the corporation; (c) the shareholders are divided in voting power for two consecutive regular meetings to the point where successor directors are not elected; (d) there is a case of misapplication or waste of corporate assets; or (e) the duration of the corporation has expired. Delaware law provides that courts may revoke or forfeit the charter of any corporation for non-use, misuse or nonuse of its corporate powers, privileges or franchises.

Inspection of Shareholder Lists

        Under Minnesota law, any shareholder has an absolute right, upon written demand, to examine and copy, in person or by a legal representative, at any reasonable time, the corporation's share register. Under Delaware law, any stockholder, upon written demand under oath stating the purpose thereof, has the right during the usual hours for business to inspect for any proper purpose a list of the corporation's stockholders and to make copies or extracts therefrom.

Amendment of the Charter

        Under Minnesota law, before shareholders may vote on an amendment to the articles of incorporation, either a resolution to amend the articles must have been approved by the affirmative vote of the majority of the directors present at the meeting where such resolution was considered, or the amendment must have been proposed by shareholders holding 3% or more of the voting power of the shares entitled to vote. Amending the articles of incorporation requires the affirmative vote of the holders of the majority of the voting power present and entitled to vote at the meeting (and of each class, if entitled to vote as a class), unless the articles of incorporation require a larger proportion. The Company's Articles of Incorporation do not require a larger proportion. Minnesota law provides that a proposed amendment may be voted upon by the holders of a class or series even if the articles of incorporation would deny that right, if among other things, the proposed amendment would increase or decrease the aggregate number of authorized shares of the class or series, change the rights or preferences of the class or series, create a new class or series of shares having rights and preferences prior and superior to the shares of that class or series or limit or deny any existing preemptive right of the shares of the class or series. Under Delaware law, the board of directors must adopt a resolution setting forth an amendment to the certificate of incorporation before the stockholders may vote on such amendment. Unless the certificate of incorporation provides otherwise, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares, or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also must approve the amendment.

Amendment of the Bylaws

        Minnesota law provides that unless the articles of incorporation reserve the power to the shareholders, the power to adopt, amend, or repeal a corporation's bylaws is vested in the board of directors, subject to the power of the shareholders to adopt, repeal, or amend the bylaws. After adoption of initial bylaws, the board of directors of a Minnesota corporation cannot adopt, amend, or repeal a bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies on the board, or fixing the number of directors or their classifications, qualifications, or terms of office, but may adopt or amend a bylaw to increase the number of directors. Delaware law provides that the power to adopt, amend, or repeal bylaws remains with the corporation's stockholders, but permits the corporation, in its certificate of incorporation, to place such power in the board of directors. Under Delaware law, the fact that such power has been placed in the board of directors neither divests nor limits the stockholders' power to adopt, amend, or repeal bylaws.

Proxies

        Both Minnesota and Delaware law permit proxies of definite duration. If the proxy is indefinite as to its duration, under Minnesota law it is valid for 11 months, under Delaware law, the proxy is valid for three years.

Preemptive Rights

        Under Minnesota law, shareholders have preemptive rights to acquire a certain fraction of the unissued securities or rights to purchase securities of a corporation before the corporation offers them to other persons, unless the corporation's articles of incorporation provide otherwise. The Company's Articles provide that the Company's shareholders do not have preemptive rights. Under Delaware law, preemptive rights do not exist unless the corporation's certificate of incorporation specifies otherwise. BIO-key Delaware's Certificate of Incorporation does not provide for any such preemptive rights.

Dividends

        Generally, a Minnesota corporation may pay a dividend if its board of directors determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend and if, among other things, the dividend payment does not reduce the remaining net assets of the corporation below the aggregate preferential amount payable in the event of liquidation to the holders of the shares having preferential rights, unless the payment is made to those shareholders in the order and to the extent of their respective priorities. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, except that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

Stock Repurchases

        A Minnesota corporation may acquire its own shares if, after the acquisition, it is able to pay its debts as they become due in the ordinary course of business and if enough value remains in the corporation to satisfy all preferences of senior securities. Under Delaware law, a corporation may purchase or redeem shares of any class except when its capital is impaired or such purchase would cause impairment of capital, except that a corporation may purchase or redeem any of its preferred shares if such shares will be retired upon the acquisition and the capital of the corporation will be reduced by such retirement of shares.

Dissenting Shareholder Rights in Connection with Corporate Reorganizations and Other Actions

        In some circumstances under Minnesota law and Delaware law, shareholders have the right to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by agreement with the corporation or by a court in an action timely brought by the dissenting shareholders. Minnesota law, in general, affords dissenters' rights upon certain amendments to the articles of incorporation that materially and adversely affect the rights or preferences of the shares of the dissenting shareholder, upon the sale of substantially all corporate assets and upon merger or exchange by a corporation, regardless of whether the shares of the corporation are listed on a national securities exchange or widely held. Delaware law allows for dissenters' rights only in connection with certain mergers or consolidations. No such appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 stockholders unless the certificate of incorporation provides otherwise (the BIO-key Delaware Certificate does not provide otherwise) or the shareholders are to receive in the merger or consolidation anything other than (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, (b) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares of the corporation described in the foregoing clauses (a) and (b), or (d) any combination of clauses (a), (b), or (c). The procedures for asserting dissenters' rights in Delaware impose most of the initial costs of such assertion on the dissenting shareholder, whereas the Minnesota procedures pose little financial risk to the dissenting shareholder in demanding payment in excess of the amount the corporation determined to be the fair value of its shares.

Dissenters' Rights

        Section 302A.471 of the MBCA grants any shareholder of the Company of record on June 24, 2004 who objects to the Reincorporation the right to have the Company purchase the shares owned by the dissenting shareholder at their fair value at the Effective Time. It is the present intention of the Company to abandon the Merger in the event shareholders exercise dissenter's rights and the Company becomes obligated to make a substantial payment to such dissenting shareholders.

  Requirements for Exercising Dissenters' Rights

        TO BE ENTITLED TO PAYMENT, THE DISSENTING SHAREHOLDER MUST FILE WITH THE COMPANY BEFORE THE VOTE FOR THE PROPOSED MERGER A WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT OF THE FAIR VALUE OF THE SHARES AND MUST NOT VOTE IN FAVOR OF THE PROPOSED MERGER; PROVIDED, THAT SUCH DEMAND SHALL BE OF NO FORCE AND EFFECT IF THE PROPOSED MERGER IS NOT EFFECTED. The notice must be submitted to the Company at 1285 Corporate Center Drive, Suite 175, Eagan, Minnesota, 55121, Attention: Michael W. DePasquale, Chief Executive Officer, and must be received before the vote for the proposed Merger. The submission of a blank proxy will constitute a vote in favor of the Merger and a waiver of dissenter's rights. A vote against the Merger is not necessary for the shareholder to exercise dissenters' rights and require the Company to purchase their shares. A vote against the Merger will not be deemed to satisfy the notice requirements of state law. The liability to the dissenting shareholder for the fair value of the shares also shall be the liability of BIO-key Delaware when and if the Merger is consummated. Any shareholder contemplating the exercise of these dissenter's rights should review carefully the provisions of Sections 302A.471 and 302A.473 of the MBCA, particularly the procedural steps required to perfect such rights. SUCH DISSENTERS' RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 302A.471 AND 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED. A COPY OF SECTIONS 302A.471 AND 302A.473 IS ATTACHED AS APPENDIX D.

  Notice of Procedure

        If and when the proposed Reincorporation is approved by shareholders of the Company and the Reincorporation is not abandoned by the Board of Directors, the Company will deliver to all shareholders who have duly dissented to the Reincorporation a notice that: (1) lists the address to which demand for payment and certificates for shares must be sent to obtain payment for such shares and the date by which such certificates must be received; (2) describes any restriction on transfer of uncertificated shares that will apply after the demand for payment is received; (3) encloses a form to demand payment and to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them; and (4) encloses a copy of Sections 302A.471 and 302A.473 of the MBCA and a brief description of the procedures to be followed to dissent and obtain payment of fair values for shares.

  Submission of Share Certificates

        To receive the fair value of his or her shares, a dissenting shareholder must demand payment and deposit his or her share certificates within 30 days after the notice is delivered by the Company, but the dissenting shareholder retains all other rights of a shareholder until the proposed action takes effect. Under Minnesota law, notice by mail is made by the Company when deposited in the United States mail. A shareholder who fails to make demand for payment and fails to deposit certificates will lose the right to receive the fair value of the shares notwithstanding the timely filing of such shareholder's notice of intent to demand payment.

  Purchase of Dissenting Shares

        After the Effective Time, the Company shall remit to the dissenting shareholders who have complied with the above-described procedures the amount the Company estimates to be the fair value of the shares held by such shareholders, plus interest accompanied by certain financial information about the Company, an estimate of the fair value of the shares and the method used and a copy of Sections 302A.471 and 302A.473 of the MBCA.

  Acceptance or Settlement of Demand

        If a dissenting shareholder believes that the amount remitted by the Company is less than the fair value of the shares, with interest, the dissenting shareholder may give written notice to the Company of his or her estimate of fair value, with interest, within 30 days after the Company mails such remittance and must demand payment of the difference. UNLESS A SHAREHOLDER MAKES SUCH A DEMAND WITHIN SUCH THIRTY-DAY PERIOD, THE SHAREHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT REMITTED BY THE COMPANY. Within 60 days after the Company receives such a demand from a shareholder, it will be required either to pay the shareholder the amount demanded (or agreed to after discussion between the shareholder and the Company) or to file in court a petition requesting that the court determine the fair value of the shares, with interest.

  Court Determination

        All shareholders who have demanded payment for their shares, but have not reached agreement with the Company, will be made parties to such court proceeding. The court will then determine whether the dissenting shareholders have fully complied with the provisions of Section 302A.473 of the MBCA and will determine the fair value of the shares, taking into account any and all factors the court finds relevant (including the recommendation of any appraisers appointed by the court), computed by any method that the court, in its discretion, sees fit to use, whether or not such method was used by the Company or a shareholder. The expenses of the court proceeding will be assessed against the Company, except that the court may assess part or all of those costs and expenses against a shareholder whose action in demanding payment is found to be arbitrary, vexatious, or not in good faith. The fair value of the Company's shares means the fair value of the shares immediately before the Effective Time. Under Section 302A.471 of the MBCA, a shareholder of the Company has no right at law or equity to set aside the consummation of the Merger, except if such consummation is fraudulent with respect to such shareholder or the Company. Any shareholder making a demand for payment of fair value for his or her shares may withdraw the demand at any time before the determination of the fair value of the shares by filing with the Company written notice of such withdrawal.

Abandonment of Merger

        Notwithstanding shareholder approval, the Board of Directors of the Company may terminate the Merger Agreement and abandon the Merger at any time before consummation of the Merger if: (i) shareholders exercise dissenter's rights and the Company becomes obligated to make a substantial payment to such dissenting shareholders; or (ii) the Board of Directors of the Company determines that in its judgment the Merger does not appear to be in the best interests of the Company or its shareholders. In the event the Merger Agreement is terminated, the Board of Directors abandons the Merger, or the Company's shareholders fail to approve the Merger, the Company would remain a Minnesota corporation.

Certain Federal Income Tax Consequences of the Merger

        The Merger provided for in the Agreement and Plan of Merger is intended to be tax free under the Internal Revenue Code. Accordingly, the Company believes that no gain or loss will be recognized by shareholders for federal income tax purposes as a result of the consummation of the Merger. Each shareholder will have a tax basis in the shares of capital stock of BIO-key Delaware deemed received upon the Effective Time equal to the tax basis of the shareholder in the shares of capital stock deemed exchanged therefor, and, provided that the shareholder held the shares of capital stock as a capital asset, such shareholder's holding period for the shares of capital stock of BIO-key Delaware deemed to have been received will include the holding period of the shares of capital stock deemed exchanged therefor. No gain or loss will be recognized for federal income tax purposes by the Company or BIO-key Delaware and BIO-key Delaware will succeed, without adjustment, to the tax attributes of the Company.

        NOTWITHSTANDING THE FOREGOING, SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE PARTICULAR TAX CONSEQUENCES OF THE MERGER UNDER APPLICABLE STATE, LOCAL OR FOREIGN TAX LAWS.

Required Vote for the Reincorporation

        The MBCA requires an affirmative vote of a majority of all shares of Common Stock entitled to vote at the Meeting, to authorize the Reincorporation and its resulting effects. The enclosed form of Proxy provides a means for shareholders (i) to vote for the Reincorporation and its resulting effects, (ii) to vote against the Reincorporation and its resulting effects, or (iii) to abstain from voting with respect to the Reincorporation and its resulting effects. Each properly executed proxy received in time for the Meeting will be voted at such meeting as specified therein. IF A SHAREHOLDER EXECUTES AND RETURNS A PROXY BUT DOES NOT SPECIFY OTHERWISE, THE SHARES REPRESENTED BY SUCH SHAREHOLDER'S PROXY WILL BE VOTED FOR THE REINCORPORATION AND ALL ITS RESULTING EFFECTS. A vote for the proposal will constitute specific approval of the Reincorporation and its resulting effects, BIO-key Delaware's Certificate of Incorporation and Bylaws, and all transactions and proceedings related to the Reincorporation described in this Proxy Statement.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE REINCORPORATION OF BIO-KEY BY MERGER FROM MINNESOTA TO DELAWARE.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
(Item 3 of Notice)

        The Board of Directors has selected the accounting firm of Divine, Scherzer & Brody, Ltd as the Company's independent public auditors for the fiscal year ending December 31, 2004.

        Stockholder ratification of the selection of Divine, Scherzer & Brody, Ltd is not required by the Company's By-Laws or otherwise. The Board of Directors, however, is submitting the selection of Divine, Scherzer & Brody, Ltd to the shareholders as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain such firm. Even if the selection is ratified, the Board, in its discretion, may direct the appointment of a different independent public accounting firm at any time during the year if they determine that such a change would be in the best interest of the Company and its shareholders. Representatives of Divine, Scherzer & Brody, Ltd are expected to be present at the Special Meeting and available to respond to appropriate questions. They will have an opportunity to make a statement if they desire to do so.

        The following table presents fees for professional audit services by Divine, Scherzer & Brody, Ltd for the audit of the Company's annual financial statements for 2003 and 2002, and fees billed for other services rendered by Divine, Scherzer & Brody, Ltd.

	2003	2002
Audit Fees:	95,622	92,877
Audit-Related Fees:	—	—
Tax Fees:	1,846	2,812
All Other Fees:	—	—

Total Fees	97,468	95,689

        "Audit Fees" consist of fees billed for professional services rendered for the audit of our financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Divine, Scherzer & Brody, Ltd in connection with statutory and regulatory filings or engagements. "Audit-Related Fees" consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." "Tax Fees" consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, tax audit defense, customs and duties, and mergers and acquisitions.

        The Board of Directors has determined that Divine, Scherzer & Brody, Ltd's provision of services other than for its audit and reviews of BIO-key's financial statements is compatible with maintaining the independence of Divine, Scherzer & Brody, Ltd. All audit and non-audit services provided by in 2002 and 2003 were approved in advance by the Board of Directors.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF DIVINE, SCHERZER & BRODY, LTD AS OUR INDEPENDENT AUDITORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth a summary of the compensation paid to or accrued by our Chief Executive Officer and all of our other executive officers whose compensation exceeded $100,000 during fiscal year 2003 (the "named executive officers") for each of the fiscal years ended December 31, 2001, 2002 and 2003:

Summary Compensation Table
	Annual Compensation				Long-Term Compensation
					Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award($)	Securities Underlying Options/SARs ($)	LTIP Payouts ($)	All Other Compensation ($)
Michael W. DePasquale(1) Chief Executive Officer	2003	148,943	25,000	—	—	1,080,000	—	—
Randy Fodero(2) Vice President Sales and Marketing	2003	111,837	—	—	—	600,000	—	—

(1)
Mr. DePasquale became employed as our Chief Executive Officer on January 3, 2003.

(2)
Mr. Fodero became an executive officer of the Company on July 18, 2003.

Option Grants in Year Ended December 31, 2003

        The following table sets forth all options granted during the year ended December 31, 2003 to each of the named executive officers:

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date
Michael W. DePasquale	580,000(1)	23.8%	$0.53	January 2, 2010
Michael W. DePasquale	500,000(2)	20.5%	$1.32	December 10, 2010
Randy Fodero	300,000(3)	12.3%	$0.39	March 9, 2006
Randy Fodero	300,000(4)	12.3%	$1.32	December 10, 2010

(1)
Options vested in eight (8) quarterly installments commencing April 1, 2003.

(2)
Options vest in two (2) equal annual installments on January 3, 2004 and 2005.

(3)
Options vest in eleven (11) quarterly installments commencing June 10, 2003.

(4)
Options vest in three (3) equal annual installments on January 3, 2005, 2006 and 2007.

Aggregated Option Exercises in the Year Ended December 31, 2003 and Fiscal Year-End Option Value

        The following table sets forth for each named executive officer, information regarding stock options exercised by such officer during the year ended December 31, 2003, together with the number and value of stock options held at December 31, 2003, each on an aggregated basis:

Name	Number of Shares Acquired on Exercise	Value Realized	Number of Unexercised Options at Fiscal Year-End Exercisable/ Unexercisable(#)	Value of Unexercised In-the-Money Options at Fiscal Year-End Exercisable/ Unexercisable ($)(1)
Michael W. DePasquale	—	—	217,500/862,500	143,550/239,250
Randy Fodero	—	—	81,816/518,184	65,452/174,547

(1)
The last sales price of the Company's common stock as reported on the OTC Bulletin Board on December 31, 2003 was $1.19.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table sets forth, as of December 31, 2003, information with respect to our securities authorized for issuance under equity compensation plans.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants Rights (A)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (B)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)
Equity compensation plans approved by security holders	487,380	$0.5155	169,620
Equity compensation plans approved by security holders	5,640,601	$0.8022	629,588
Total	6,127,981	$0.7794	799,208

        The Company's 1999 Stock Option Plan (the "1999 Plan") was adopted by the Board of Directors of the Company on or about August 31, 1999. As of December 31, 2003, there were outstanding options under the 1999 Plan to purchase 1,176,669 shares of common stock, and options to purchase an aggregate of 629,588 shares were available for future grants. In addition to options issued under the 1999 Plan, the Company has issued options and warrants to employees, officers, directors and consultants to purchase an aggregate of 4,951,312 shares of common stock.

Employment Agreements

        On January 3, 2003, the Company entered into a two-year employment agreement with Michael W. DePasquale to serve as the Chief Executive Officer of the Company at an annual base salary of $150,000 subject to adjustment by the Board of Directors. The employment agreement provided for a quarterly performance bonus during 2003 of $37,500 per calendar quarter payable upon the Company achieving gross revenue of: $300,000, $400,000, $650,000 and $900,000 during the first, second, third and fourth calendar quarters of 2003, respectively. The employment agreement also provides for an annual bonus of options to purchase up to 500,000 shares of Company common stock payable at the discretion of the Board of Directors.

        The base salary has been adjusted to $216,000 for 2004. The quarterly performance bonus benchmarks for 2004 have also been adjusted to provide for payment of the $37,500 quarterly bonus upon achieving gross revenue of: $500,000, $750,000, $1,000,000 and $1,250,000 during the first, second, third and fourth calendar quarters of 2004, respectively. Additional performance bonuses of $50,000 upon achieving annual gross revenue of at least $4,000,000 and $50,000 upon the Company reporting operating profit during 2004 have also been included for 2004.

        The employment agreement contains standard and customary confidentiality, non-solicitation and "work made for hire" provisions as well as a covenant not to compete which prohibits Mr. DePasquale from doing business with any current or prospective customer of the Company or engaging in a business competitive with that of the Company during the term of his employment and for the one year period thereafter. The agreement may be terminated by the Company at any time with or without cause. In the event of termination without cause, Mr. DePasquale shall continue to be paid his then current base salary for the greater of six (6) months from the date of such termination or the number of months remaining until the end of the term of the employment agreement.

Change in Control Provisions

        The Company's 1996 Stock Option Plan (as amended to date, the "1996 Plan") and 1999 Stock Option Plan (the "1999 Plan" and together with the 1996 Plan, the "Plans") each provide for the acceleration of the vesting of unvested options upon a "Change in Control" of the Company. A Change in Control is defined in the Plans to include (i) a sale or transfer of substantially all of the Company's assets; (ii) the dissolution or liquidation of the Company; (iii) a merger or consolidation to which the Company is a party and after which the prior shareholders of the Company hold less than fifty percent (50%) of the combined voting power of the surviving corporation's outstanding securities; (iv) the incumbent directors cease to constitute at least a majority of the Board of Directors; or (v) a change in control of the Company which would otherwise be reportable under Section 13 or 15(d) of the Exchange Act.

        In the event of a "Change In Control" both Plans provide for the immediate vesting of all options issued thereunder. The 1999 Plan provides for the Company to deliver written notice to each optionee under the 1999 Plan fifteen (15) days prior to the occurrence of a Change In Control during which all options issued under the 1999 Plan may be exercised. Thereafter, all options issued under the 1999 Plan which are neither assumed nor substituted in connection with such transaction, automatically expire unless otherwise determined by the Board. The 1996 Plan provides for all options to remain exercisable for the remainder of their respective terms and permits the Company to make a cash payment to any or all optionees equal to the difference between the exercise price of any or all such options and the fair market value of the Company's common stock immediately prior to the Change In Control.

        Options issued to executive officers outside of the Plans contain change in control provisions substantially similar to those contained in the 1999 Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Employment Arrangements

        The Company has an employment agreement with Michael W. DePasquale. See "EXECUTIVE COMPENSATION—Employment Agreements."

Options Granted to Executive Officers and Directors

        During 2002, the Company issued options to purchase 200,000 shares of common stock to Thomas J. Colatosti upon his appointment as a director of the Company. During 2003, the Company issued options to purchase an aggregate of 2,180,000 shares of common stock to its officers and directors. The options were issued at exercise prices equal to the last sales price of the Company's common stock as reported on the OTC Bulletin Board on the date of grant, have terms of three (3) to seven (7) years, and vest over a one to three year period.

Consulting Arrangement with Thomas J. Colatosti

        In connection with his appointment to the Board of Directors in September 2002, the Company entered into a consulting arrangement with Thomas J. Colatosti. Under the arrangement, the Company paid Mr. Colatosti $4,000 per month through December 2003 and issued him options to purchase 150,000 shares of common stock at an exercise price of $.33 per share, the closing price of the Company's common stock on the date of grant. In December 2003, a committee of independent directors renewed this arrangement through December 31, 2004. The committee also issued options to Mr. Colatosti to purchase 150,000 shares of common stock at an exercise price of $1.32 per share, the closing price of the Company's common stock on the date of grant, for serving as Chairman. Mr. Colatosti has substantial experience in the biometric industry and in addition to his role as the Chairman of the Board of Directors of the Company, provides extensive service to the Company in the areas of strategic planning and corporate finance.

        In March 2004, Mr. Colatosti entered into a three-year consulting arrangement with The Shaar Fund Ltd, a principal creditor of the Company. Under the terms of the arrangement, The Shaar Fund Ltd transferred $375,000 principal amount of our secured convertible notes due October 1, 2005 to Mr. Colatosti. On April 29, 2004, Mr. Colatosti elected to convert the $375,000 principal amount of such note into 3,750 Series C Shares.

Consulting Agreement with Jeffry R. Brown

        In connection with Jeffry R. Brown's resignation as the Chief Executive Officer and Chairman of the Board of Directors of the Company on December 31, 2002, the Company and Mr. Brown entered into a consulting agreement effective as of January 15, 2003. The consulting agreement provided for the payment of monthly consulting fees in the amount of $12,000, continued participation in the Company's health and benefit plans, and the reimbursement of out-of-pocket expenses in consideration of Mr. Brown providing strategic management and consulting services to the Company. This consulting agreement terminated September 30, 2003. During the previous two fiscal years, Mr. Brown was the chief architect of the Company's strategic plan and the principal person involved in establishing and developing relationships with the Company's alliance partners, potential customers and other industry contacts which were important to the continued execution of the Company's business plan. In recognition of his continued service to the Company, the termination date of options to purchase 400,000 shares of common stock at $.20 per share previously issued to Mr. Brown was extended from March 31, 2003 until December 31, 2003. As of December 31, 2003, Mr. Brown had exercised such options to purchase 50,000 shares of the Company's common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of April 28, 2004, information with respect to the securities holdings of all persons which the Company, pursuant to filings with the Securities and Exchange Commission, has reason to believe may be deemed the beneficial owners of more than five percent (5%) of the Company's outstanding common stock. The following table also sets forth, as of such date, the beneficial ownership of the Company's common stock by all officers and directors, individually and as a group. Unless otherwise indicated, the address of each person listed below is c/o BIO-key International, Inc., 1285 Corporate Center Drive, Suite 175, Eagan, Minnesota 55121.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage of Common Stock Outstanding
Thomas J. Colatosti 188 East Emerson Road Lexington, MA 02420	830,000	(2)	2.1%
Michael W. DePasquale	632,500	(3)	1.6%
Gary E. Wendt	578,730	(4)	1.5%
Jeffrey J. May	200,000	(5)	*
Randy Fodero	179,660	(6)	*
Kingdon Capital Management, LLC 152 West 57th Street 50th Floor New York, NY 10019	2,233,334	(7)	5.9%
All officers and directors as a group	2,405,890		6.1%

*
Less than one percent (1%) of the outstanding common stock.

(1)
The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations promulgated under the Securities Exchange Act of 1934 and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of an individual and any other relative who has the same home as such individual, as well as, other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within sixty (60) days through the exercise of options or otherwise. Beneficial ownership may be disclaimed as to certain of the securities. This table has been prepared based on 37,819,810 shares of common stock outstanding as of April 28, 2004.

(2)
Includes 325,000 shares issuable upon exercise of options and 500,000 shares issuable upon conversion of Series C preferred stock. Does not include 225,000 shares issuable upon exercise of options subject to vesting.

(3)
Includes 612,500 shares issuable upon exercise of options. Does not include 467,500 shares issuable upon exercise of options subject to vesting.

(4)
Includes 173,380 shares issuable upon exercise of options.

(5)
Consists of shares issuable upon exercise of options. Does not include 50,000 shares issuable upon exercise of options subject to vesting.

(6)
Includes 136,360 shares issuable upon exercise of options. Also includes 20,500 shares owned by Mr. Fodero's minor children. Mr. Fodero disclaims beneficial ownership of those shares. Does not include 463,640 shares issuable upon exercise of options subject to vesting.

(7)
Includes 277,778 shares issuable upon exercise of warrants.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the U.S. Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than ten percent (10%) of the Company's Common Stock to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Such officers, directors and ten percent (10%) stockholders are also required by applicable SEC rules to furnish the Company with copies of all forms filed with the SEC pursuant to Section 16(a) of the Exchange Act. Based solely on its review of the copies of such forms received by it, or written representations from such persons that no other reports were required for such persons, the Company believes that during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to the Company's officers, directors and ten percent (10%) stockholders were satisfied in a timely fashion except that Mr. Colatosti did not timely file a Form 4 in connection with his open market purchase of 5,000 shares of common stock deemed to be executed on August 22, 2003.

OTHER MATTERS

Legal Proceedings

        Except as disclosed below, we are not a party to any material pending legal proceeding nor are we aware of any proceeding contemplated by any governmental authority involving the Company. In June 2003, PSG, our recently-acquired subsidiary, was named as a defendant in a civil action initiated in the Superior Court Department in Hampden County, Commonwealth of Massachusetts by The Vince Group, Inc. ("TVG"). The case has since been removed to the United States District Court for the District of Massachusetts at the request of the parties. The complaint claims that PSG is obligated to pay a percentage of certain of its revenues to TVG in consideration for a strategic business introduction allegedly made by an agent of TVG. PSG has denied the allegations and filed an answer in the litigation, and as of the date of this prospectus, the outcome of the litigation is pending. The claim is for an unspecified amount including actual damages, interest, and attorney's fees. Management believes that the claim is without merit and will be settled out of court for an amount that will not have a material adverse affect on our business, financial condition or operating results.

Shareholder Proposals

        If you are interested in submitting a proposal for inclusion in the proxy statement for the Company's 2005 annual meeting, you will need to follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934. To be eligible for inclusion, we must receive your stockholder proposal intended for inclusion in the proxy statement for the 2005 Annual Meeting of Stockholders at our principal corporate offices in Eagan, Minnesota no later than 120 days before next year's annual meeting.

        Pursuant to Rule 14a-4(c) of the Exchange Act, if a stockholder who intends to present a proposal at the 2005 annual meeting does not notify us of such proposal on or prior to 45 days before the mailing of proxies, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the 2005 annual meeting, even though there is no discussion of the proposal in the 2005 proxy statement.

        Any proposals or notices should be sent to:

BIO-key International, Inc. 1285 Corporate Center Drive, Suite 175 Eagan, Minnesota 55121 Attn: Corporate Secretary

Solicitation Expenses

        The Company will bear the costs of solicitation of proxies. Solicitation will be made primarily by mail, but directors, officers and employees of the Company may solicit proxies in person or by telephone or telecopy without special compensation for such activities. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares of our common stock they hold in their names. We will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Other Documents

        Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 is being mailed to you together with this proxy statement. Upon written request, the Company will furnish, without charge, additional copies of its Annual Report on Form 10-KSB. Such written request should be sent to BIO-key International, Inc., 1285 Corporate Center Drive, Suite 175, Eagan, Minnesota 55121, Attn: Corporate Secretary

Other Business

        Our Board of Directors does not know of any matters which will be brought before the special meeting other than those matters specifically set forth in the notice of the Special Meeting of Stockholders in lieu of Annual Meeting. However, if any other matter properly comes before the special meeting, it is intended that the persons named in the enclosed proxy card, or their substitutes acting thereunder, will vote on such matter in accordance with their best judgment.

Appendix A

AGREEMENT AND PLAN OF MERGER

        This Agreement and Plan of Merger (the "Merger Agreement") is entered into as of June    , 2004, by and between BIO-key International, Inc., a Minnesota corporation ("Old BIO-key") and BIO-key International, Inc., a Delaware corporation ("New BIO-key").

Introduction

        WHEREAS, Old BIO-key and New BIO-key desire to enter into this Merger Agreement for the purpose of effecting a reorganization of Old BIO-key from Minnesota to Delaware;

        WHEREAS, New BIO-key is a newly formed corporation which has one share outstanding which is owned by Old BIO-key and has been formed for the purpose of effecting this reincorporation;

        WHEREAS, the Delaware General Corporation Law (the "DGCL") permits the merger of a Delaware corporation with a corporation organized under the laws of another jurisdiction;

        WHEREAS, the Minnesota Business Corporation Act (the "MBCA") permits the merger of a Minnesota corporation with a corporation organized under the laws of another jurisdiction; and

        WHEREAS, the respective Boards of Directors of Old BIO-key and New BIO-key have adopted resolutions approving this Merger Agreement and declaring its advisability, and the respective stockholders of Old BIO-key and New BIO-key, to the extent required, have adopted and approved this Merger Agreement in accordance with the applicable provisions of the DGCL and the MBCA.

        NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained in this Merger Agreement, Old BIO-key and New BIO-key agree to merge on the terms and conditions as follows:

ARTICLE 1
The Merger

        Section 1.1.    The Merger.    In accordance with the provisions of this Merger Agreement, the DGCL and the MBCA, Old BIO-key shall be merged with and into New BIO-key (the "Merger") as of the Effective Time (as hereinafter defined in Section 1.2). Following the Effective Time, New BIO-key shall continue its existence as the "Surviving Corporation," and the identity, rights, titles, privileges, powers, franchises, properties and assets of New BIO-key shall continue unaffected and unimpaired by the Merger. Following the Effective Time, the identity and separate existence of Old BIO-key shall cease, and all of the rights, titles, privileges, powers, franchises, properties and assets of Old BIO-key shall be vested in New BIO-key and all debts, liabilities or duties of Old BIO-key shall attach to the Surviving Corporation.

        Section 1.2.    Effective Time.    The Merger shall be effected by the filing of a Certificate of Merger (the "Certificate of Merger"), together with any other documents required to be filed to consummate the Merger, with the Secretary of State of the State of Delaware and the Secretary of State of the State of Minnesota. The term "Effective Time" shall mean the date and time of the filing of the Certificate of Merger in Minnesota.

ARTICLE 2
Charter; Bylaws

        Section 2.1.    Charter.    The Certificate of Incorporation (the "Charter") of New BIO-key, as in effect immediately prior to the Effective Time, shall be the Charter of the Surviving Corporation from and after the Effective Time, except as the Charter may thereafter be altered, amended or repealed.

        Section 2.2.    By-laws.    The By-laws of New BIO-key, as in effect immediately prior to the Effective Time, shall be the By-laws of the Surviving Corporation from and after the Effective Time, except as the By-laws may thereafter be altered, amended or repealed.

ARTICLE 3
Directors and Officers

        Section 3.1.    Directors.    From and after the Effective Time of the Merger, the directors of the Surviving Corporation, who shall hold office until their successors are elected and qualified according to the By-laws of the Surviving Corporation, shall be the same as the directors of Old BIO-key immediately prior to the Effective Time of the Merger.

        Section 3.2.    Officers.    From and after the Effective Time of the Merger, the officers of the Surviving Corporation, who shall hold office until their successors are elected and qualified according to the By-laws of the Surviving Corporation, shall be the same as the officers of Old BIO-key immediately prior to the Effective Time of the Merger.

ARTICLE 4
Conversion and Exchange of Shares

        Section 4.1.    Conversion of Shares.    At the Effective Time, and without any action on the part of Old BIO-key or New BIO-key, or any other holders of any of the capital stock of any of those corporations:

          (a)   each share of the Common Stock, $0.01 par value per share, of Old BIO-key (the "Old BIO-key Common Stock") issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and exchanged for one share of the common stock, $0.0001 par value per share, of New BIO-key ("New BIO-key Common Stock");

          (b)   each share of New BIO-key Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger, be cancelled and shall cease to exist;

          (c)   each share of the Series C 7% Convertible Preferred Stock, $0.01 par value per share, of Old BIO-key issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and exchanged for one share of the Series A 7% Convertible Preferred Stock, par value $0.0001 per share, of New BIO-key; and

          (d)   the stock transfer books of Old BIO-key shall be closed, and there shall be no further registration of transfers of shares of capital stock thereafter on the records of Old BIO-key.

        Section 4.2.    Exchange of Shares.

          (a)   All of the shares of Old BIO-key capital stock converted into New BIO-key capital stock as provided in this Article 4 shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each certificate (each a "Certificate") previously representing any such shares of Old BIO-key capital stock, as the case may be, shall thereafter represent the right to receive the number of whole shares of New BIO-key capital stock into which such shares of Old BIO-key capital stock represented by such Certificate have been converted pursuant to Section 4.1. Certificates previously representing shares of Old BIO-key capital stock may be exchanged for certificates representing shares of New BIO-key capital stock upon the surrender of such Certificates in accordance with Section 4.1 hereof, without any interest thereon.

          (b)   In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by New BIO-key, the posting by such person of a bond in such amount as New BIO-key may direct as indemnity against any claim that may be made against it with respect to such Certificate, New BIO-key will issue in exchange for such lost, stolen or destroyed Certificate, certificates representing shares of New BIO-key capital stock pursuant to this Merger Agreement.

        Section 4.3.    Options.

          (a)   As of the Effective Time, all options to purchase shares of Old BIO-key capital stock issued by Old BIO-key, whether vested or unvested, which are outstanding and not exercised immediately prior to the Effective Time, shall be automatically, without any action by any third party, amended to provide for the substitution of shares of New BIO-key Common Stock to be issued by New BIO-key upon the proper exercise of the Options. Immediately after the Effective Time, each Option outstanding immediately prior to the Effective Time shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Option immediately prior to the Effective Time, such number of shares of New BIO-key Common Stock as is equal to the number of shares of Old BIO-key Common Stock subject to the unexercised portion of such Option; provided, however, that no such amendment or substitution shall be made in the case of an incentive stock option, without the consent of the holder of such Option, if it would constitute a "modification", "extension" or "renewal" of such Option, within the meaning of Section 424(h) of the Internal Revenue Code of 1986 (as amended, the "Code"). The exercise price per share of each such exchanged Option shall be equal to the exercise price of such Option immediately prior to the Effective Time. The term, exercisability, vesting schedule, repurchase provisions, status as an "incentive stock option" under Section 422 of the Code, if applicable, and all of the other terms of the Options in effect immediately prior to the Effective Time shall otherwise remain unchanged.

          (b)   As soon as practicable after the Effective Time, the Surviving Corporation shall deliver to the holders of Options appropriate notices setting forth such holders' rights pursuant to such Options, as amended by this Section 4.3 and the agreements evidencing such Options shall continue in effect on the same terms and conditions (subject to the amendments provided for in this Section 4.3 and such notice).

        Section 4.4.    Warrants.    As of the Effective Time, each outstanding warrant issued by Old BIO-key shall be converted into a warrant to purchase shares of New BIO-key capital stock on the same terms and conditions.

ARTICLE 5
Further Assurances

        If, at any time on and after the Effective Time, the Surviving Corporation or its successors and assigns shall consider or be advised that any further assignments or assurances in law or any organizational or other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation title to and possession of any property or right of Old BIO-key acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of the Merger Agreement, Old BIO-key and its directors, officers and stockholders shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of the Merger Agreement; and the director(s) and officer(s) of the Surviving Corporation are fully authorized in the name of Old BIO-key or otherwise to take any and all such action.

ARTICLE 6
Amendment or Abandonment

        Subject to applicable law, at any time prior to the Effective Time, the director(s) and officer(s) of Old BIO-key or New BIO-key may amend or abandon the Merger Agreement without the vote of the constituent stockholders.

ARTICLE 7
Conditions

        The respective obligations of Old BIO-key and New BIO-key to effect the transactions contemplated hereby are subject to satisfaction of the following conditions (any or all of which may be waived by either of Old BIO-key or New BIO-key in its sole discretion to the extent permitted by law):

          (a)   Owners of the issued and outstanding shares of the Old BIO-key Common Stock shall not have dissented nor invoked their appraisal rights such that Old BIO-key becomes obligated to make a substantial payment, as determined by the Old BIO-key Board of Directors, to such dissenting shareholders; and

          (b)   Any and all consents, permits, authorizations, approvals and orders deemed in the sole discretion of the Old BIO-key Board of Directors and the New BIO-key Board of Directors, respectively, to be material to the consummation of the Merger shall have been obtained.

ARTICLE 8
Miscellaneous

        Section 8.1.    Waivers.    Any party, by written instrument signed by any duly authorized officer, may extend the time for the performance of any of the obligations or other acts of any other party hereto, and may waive compliance with any of the covenants or performance of any of the obligations of the other party contained in this Merger Agreement.

        Section 8.2.    Governing Law.    This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and entirely to be performed within such State.

        Section 8.3.    Construction.    The headings of the several Articles and Sections herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Merger Agreement.

        Section 8.4.    Counterparts.    This Merger Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

        IN WITNESS WHEREOF, the parties hereto have executed this Merger Agreement as of the date first above written.

BIO-KEY INTERNATIONAL, INC., a Delaware corporation

By:
Michael W. DePasquale
President and Chief Executive Officer
BIO-KEY INTERNATIONAL, INC., a Minnesota corporation

By:
Michael W. DePasquale
President and Chief Executive Officer

Appendix B

CERTIFICATE OF INCORPORATION
OF
BIO-KEY INTERNATIONAL, INC.

        The undersigned, in order to form a corporation under and pursuant to the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

ARTICLE I
NAME

        The name of the corporation is BIO-key International, Inc. (the "Corporation").

ARTICLE II
REGISTERED OFFICE

        The address of the Corporation's registered office in the state of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III
PURPOSE

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended from time to time (the "DGCL").

ARTICLE IV
CAPITAL STOCK

        The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is Ninety Million (90,000,000) shares, consisting of (i) Eighty-Five Million (85,000,000) shares of Common Stock, $.0001 par value per share ("Common Stock"), and (ii) 5,000,000 shares of Preferred Stock, $.0001 par value per share ("Preferred Stock").

        The Board of Directors is authorized to issue, from time to time, all or any portion of the capital stock of the Corporation, of any class, which may have been authorized but not issued or otherwise reserved for issuance, to such person or persons and for such lawful consideration as it may deem appropriate, and generally in its absolute discretion to determine the terms and manner of any disposition of such authorized but unissued capital stock.

        The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A. COMMON STOCK

        1.    General.    The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

        2.    Voting.    The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders. Except as otherwise provided in any Preferred Stock designation or in this Certificate of Incorporation, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

        3.    Dividends.    Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors, or any authorized committee thereof, and subject to any preferential dividend rights of any then outstanding Preferred Stock.

        4.    Liquidation.    Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

B. PREFERRED STOCK

        Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

        Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise provided in any Preferred Stock designation or in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

ARTICLE V
INCORPORATOR

        The name and address of the incorporator is:

Charles J. Johnson, Esq. Choate, Hall & Stewart Exchange Place 53 State Street Boston, Massachusetts 02109

ARTICLE VI
STOCKHOLDER ACTION

        1.    Action without Meeting.    Except as may be approved in advance by the Board of Directors, any action required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders and may not be taken or effected by a written consent of stockholders in lieu thereof.

        2.    Special Meetings.    Except as otherwise required by statute, special meetings of the stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.

ARTICLE VII
DIRECTORS

        1.    General.    The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided herein or required by law.

        2.    Election of Directors.    Election of Directors need not be by written ballot unless the By-laws of the Corporation shall so provide.

        3.    Number of Directors; Term of Office.    The number of Directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors.

        4.    Vacancies.    Any and all vacancies in the Board of Directors, however occurring, including, without limitation, by reason of an increase in size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely and exclusively by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors, and not by the stockholders. Any Director appointed in accordance with the preceding sentence shall hold office until such Director's successor shall have been duly elected and qualified or until his or her earlier resignation or removal. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, shall exercise the powers of the full Board of Directors until the vacancy is filled.

        5.    Removal.    Any Director (including persons elected by Directors to fill vacancies in the Board of Directors) may be removed from office (i) only with cause and (ii) only by the affirmative vote of the holders of 75% or more of the shares then entitled to vote at an election of Directors. At least forty-five (45) days prior to any meeting of stockholders at which it is proposed that any Director be removed from office, written notice of such proposed removal and the alleged grounds thereof shall be sent to the Director whose removal will be considered at the meeting.

        6.    By-Laws.    Except as otherwise provided by law, the By-laws of the Corporation may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the Directors then in office. The By-laws of the Corporation may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose as provided in the By-laws, by the affirmative vote of at least 75% of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class.

ARTICLE VIII
LIMITATION OF LIABILITY

        No Director of the Corporation shall be personally liable to the Corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a Director, notwithstanding any provision of law imposing such liability; provided, however, that to the extent required from time to time by applicable law, this Article VIII shall not eliminate or limit the liability of a Director, to the extent such liability is provided by applicable law, (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law or (iv) for any transaction from which the Director derived an improper personal benefit. No amendment to or repeal of this Article VIII shall apply to or have any effect on the liability or alleged liability of any Director for, or with respect to, any acts or omissions of such director occurring prior to the effective date of such amendment or repeal.

ARTICLE IX
INDEMNIFICATION

        1.    Actions, Suits and Proceedings Other than by or in the Right of the Corporation.    The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

        2.    Actions or Suits by or in the Right of the Corporation.    The Corporation shall indemnify any Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses (including attorneys' fees) which the Court of Chancery of Delaware shall deem proper.

        3.    Indemnification for Expenses of Successful Party.    Notwithstanding the other provisions of this Article, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article IX, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, he shall be indemnified against all expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to the Indemnitee, (ii) an adjudication that the Indemnitee was liable to the Corporation, (iii) a plea of guilty or nolo contendere by the Indemnitee, (iv) an adjudication that the Indemnitee did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (v) with respect to any criminal proceeding, an adjudication that the Indemnitee had reasonable cause to believe his conduct was unlawful, the Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

        4.    Notification and Defense of Claim.    As a condition precedent to his right to be indemnified, the Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee. After notice from the Corporation to the Indemnitee of its election so to assume such defense, the Corporation shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such action, suit, proceeding or investigation, other than as provided below in this Section 4. The Indemnitee shall have the right to employ his own counsel in connection with such action, suit, proceeding or investigation, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Corporation, (ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense of such action, suit, proceeding or investigation or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article. The Corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above. The Corporation shall not be required to indemnify the Indemnitee under this Article for any amounts paid in settlement of any action, suit, proceeding or investigation effected without its written consent. The Corporation shall not settle any action, suit, proceeding or investigation in any manner which would impose any penalty or limitation on the Indemnitee without the Indemnitee's written consent. Neither the Corporation nor the Indemnitee will unreasonably withhold or delay its consent to any proposed settlement.

        5.    Advance of Expenses.    Subject to the provisions of Section 6 of this Article IX, in the event that the Corporation does not assume the defense pursuant to Section 4 of this Article IX of any action, suit, proceeding or investigation of which the Corporation receives notice under this Article, any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such expenses incurred by the Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article; and further provided that no such advancement of expenses shall be made if it is determined (in the manner described in Section 6) that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful. Such undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment.

        6.    Procedure for Indemnification.    In order to obtain indemnification or advancement of expenses pursuant to Section 1, 2, 3 or 5 of this Article IX, the Indemnitee shall submit to the Corporation a written request, including in such request such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification or advancement of expenses. Any such advancement of expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of the Indemnitee, unless with respect to requests under Section 1, 2 or 5 of this Article IX the Corporation determines within such 60-day period that the Indemnitee did not meet the applicable standard of conduct set forth in Section 1, 2 or 5 of this Article IX, as the case may be. Any such indemnification, unless ordered by a court, shall be made with respect to requests under Section 1 or 2 only as authorized in the specific case upon a determination by the Corporation that the indemnification of the Indemnitee is proper because the Indemnitee has met the applicable standard of conduct set forth in Section 1 or 2, as the case may be. Such determination shall be made in each instance (a) by a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question ("disinterested directors"), whether or not a quorum, (b) by a majority vote of a committee of disinterested directors designated by majority vote of disinterested directors, whether or not a quorum, (c) if there are no disinterested directors, or if disinterested directors so direct, by independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation) in a written opinion, or (d) by the stockholders of the Corporation.

        7.    Remedies.    The right to indemnification or advances as granted by this Article shall be enforceable by the Indemnitee in any court of competent jurisdiction. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Section 6 of this Article IX that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. The Indemnitee's expenses (including attorneys' fees) incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

        8.    Limitations.    Notwithstanding anything to the contrary in this Article, except as set forth in Section 7 of the Article IX, the Corporation shall not indemnify an Indemnitee in connection with a proceeding (or part thereof) initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation. Notwithstanding anything to the contrary in this Article, the Corporation shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Corporation to the extent of such insurance reimbursement.

        9.    Subsequent Amendment.    No amendment, termination or repeal of this Article or of the relevant provisions of the DGCL or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

        10.    Other Rights.    The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of the Indemnitee. Nothing contained in this Article shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth in this Article. In addition, the Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

        11.    Partial Indemnification.    If an Indemnitee is entitled under any provision of this Article to indemnification by the Corporation for some or a portion of the expenses (including attorneys' fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Indemnitee for the portion of such expenses (including attorneys' fees), judgments, fines or amounts paid in settlement to which the Indemnitee is entitled.

        12.    Insurance.    The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

        13.    Merger or Consolidation.    If the Corporation is merged into or consolidated with another corporation and the Corporation is not the surviving corporation, the surviving corporation shall assume the obligations of the Corporation under this Article with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the date of such merger or consolidation.

        14.    Savings Clause.    If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

        15.    Definitions.    Terms used herein and defined in Section 145(h) and Section 145(i) of the DGCL shall have the respective meanings assigned to such terms in such Section 145(h) and Section 145(i).

        16.    Subsequent Legislation.    If the DGCL is amended after adoption of this Article to expand further the indemnification permitted to Indemnitees, then the Corporation shall indemnify such persons to the fullest extent permitted by the DGCL, as so amended.

ARTICLE X
AMENDMENT OF CERTIFICATE OF INCORPORATION

        The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this

Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

* * * * *

        IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is his or her act and deed and that the facts stated therein are true.

Dated: June , 2004	Charles J. Johnson, Incorporator

Appendix C

BY-LAWS
OF
BIO-Key International, Inc.
(a Delaware corporation)

ARTICLE I
Stockholders

        Section 1.1.    Annual Meetings.    An annual meeting of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting. If no annual meeting has been held for a period of thirteen months after the Corporation's last annual meeting, a special meeting in lieu thereof may be held, and such special meeting shall have, for the purposes of these By-Laws or otherwise, all the force and effect of an annual meeting. Any and all references hereafter in these By-Laws to an annual meeting or annual meetings also shall be deemed to refer to any special meeting(s) in lieu thereof.

        Section 1.2.    Special Meetings.    Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, but such special meetings may not be called by any other person or persons. Special meetings of stockholders may be held within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time.

        Section 1.3.    Nomination of Directors.    Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors (except for directors elected to fill vacancies, as provided in Article II, Section 2.2). Nomination for election to the Board of Directors of the Corporation at a meeting of stockholders may be made (i) by or at the direction of the Board of Directors, or any committee thereof or (ii) by any stockholder of the Corporation entitled to vote for the election of directors at such meeting who complies with the notice procedures set forth in this Section 1.3.

        To be timely, a stockholder's notice must be received by the Secretary at the principal executive offices of the Corporation as follows: (a) in the case of an election of directors at an annual meeting of stockholders, not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that (i) in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from such anniversary date, to be timely, a stockholder's notice must be so received not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of (A) the 60th day prior to such annual meeting and (B) the 10th day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs, or (ii) with respect to the annual meeting of stockholders of the Corporation to be held in the year 2004, to be timely, a stockholder's notice must be so received not earlier than the 90th day prior to such annual meeting and not later than the close of business on the 10th day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (b) in the case of an election of directors at a special meeting of stockholders, not earlier than the ninetieth day prior to such special meeting and not later than the close of business on the later of (A) the sixtieth day prior to such special meeting and (B) the 10th day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs.

        The stockholder's notice to the Secretary shall set forth (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the Corporation which are beneficially owned by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such stockholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder; and (c) as to the beneficial owner, if any, on whose behalf the nomination is being made (i) the name and address of such beneficial owner and (ii) the class and number of shares of the Corporation which are beneficially owned by such person. In addition, to be effective, the stockholder's notice must be accompanied by the written consent of the proposed nominee to serve as a director if elected. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

        The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

        Nothing in the foregoing provision shall obligate the Corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the Corporation or the Board of Directors information with respect to any nominee for directors submitted by a stockholder.

        Section 1.4.    Notice of Business at Annual Meetings.    At any annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before an annual meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, (i) if such business relates to the election of directors of the Corporation, the procedures in Section 1.3 must be complied with and (ii) if such business relates to any other matter, the stockholder must have given timely notice thereof in writing to the Secretary in accordance with the procedures set forth in this Section 1.4.

        To be timely, a stockholder's notice must be received by the Secretary at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that (i) in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from such anniversary date, to be timely, a stockholder's notice must be so received not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of (A) the 60th day prior to such annual meeting and (B) the 10th day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs, or (ii) with respect to the annual meeting of stockholders of the Corporation to be held in the year 2004, to be timely, a stockholder's notice must be so received not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of (A) the 60th day prior to such annual meeting and (B) the 10th day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

        The stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder and beneficial owner, if any, and (d) any material interest of the stockholder or such beneficial owner, if any, in such business. Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at any annual meeting of stockholders except in accordance with the procedures set forth in this Section 1.4; provided that any stockholder proposal which complies with Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended, and is to be included in the Corporation's proxy statement for an annual meeting of stockholders shall be deemed to comply with the requirements of this Section 1.4.

        The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 1.4, and if he should so determine, the chairman shall so declare to the meeting that any such business not properly brought before the meeting shall not be transacted.

        Section 1.5.    Adjournments.    Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

        Section 1.6.    Quorum.    Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.5 of these By-Laws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another Corporation, if a majority of the shares entitled to vote in the election of directors of such other Corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

        Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

        Section 1.7.    Organization.    Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as a secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

        Section 1.8.    Voting; Proxies.    Except as otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy dated and delivered by mail, courier or other delivery service, telephone, telecopier or any other form of electronic transmission permitted by law, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. At all meetings of stockholders held for the election of directors a plurality of the votes cast shall be sufficient to elect. If a ballot is used in the election of directors, such requirement of a written ballot shall, if authorized by the Board of Directors, be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxyholder. Unless otherwise provided by law, the Certificate of Incorporation or these By-Laws, in all matters other than the election of directors, the affirmative vote of the majority shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section 1.8 may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or reproduction shall be a complete reproduction of the entire original writing or transmission.

        Section 1.9.    Fixing Date for Determination of Stockholders of Record.    In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (i) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; (ii) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (iii) in the case of any other action, shall not be more than sixty days (60) before such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

        Section 1.10.    List of Stockholders Entitled to Vote.    The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days before the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

        Section 1.11.    Voting Procedures and Inspectors of Election.    The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting to make a written report thereof. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots.

        The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless otherwise determined in accordance with applicable law.

        Unless otherwise provided in the Certificate of Incorporation, this section shall apply only if the Corporation has a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on an inter-dealer quotation system of a registered national securities association or (iii) held of record by more than 2,000 stockholders.

        Section 1.12.    Action by Consent of Stockholders.    Except as provided in the Certificate of Incorporation stockholders may not take any action by written consent in lieu of a meeting.

ARTICLE II
Board of Directors

        Section 2.1.    Number; Qualifications.    The number of Directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. Directors need not be stockholders.

        Section 2.2.    Election; Resignation; Removal; Vacancies.    The Board of Directors shall initially consist of the person or persons named as directors in the Certificate of Incorporation (or, if no directors are named in the Certificate of Incorporation, the person or persons so named by the incorporators), and each director so elected shall hold office until the first annual meeting of stockholders or until his successor is elected and qualified. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect directors, each of whom shall hold office until the next annual meeting of stockholders or until his successor is elected and qualified, or his earlier resignation or removal. Any director may resign at any time upon written notice given in writing or by electronic transmission to the Corporation. Vacancies in the Board of Directors shall be filled in the manner provided in the Certificate of Incorporation. Directors may be removed from office in the manner provided in the Certificate of Incorporation.

        Section 2.3.    Regular Meetings.    Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

        Section 2.4.    Special Meetings.    Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the President, any Vice President, the Secretary, or by any member of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given to each director by the person or persons calling the meeting at least twenty-four hours before the special meeting.

        Section 2.5.    Notice of Regular and Special Meetings.    Notice of regular or special meetings may be given in writing, by mail or courier or other hand delivery, addressed to such director, at his address as it appears on the records of the Corporation, with postage thereon or courier or delivery fees prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail, if mailed, or when delivered to such address if delivered by courier or other hand delivery. Notices to directors may also be given by electronic transmission, when directed to a number or electronic address at which the director has consented to receive such form of notice.

        Section 2.6.    Telephonic Meetings Permitted.    Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this bylaw shall constitute presence in person at such meeting.

        Section 2.7.    Quorum; Vote Required for Action.    At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these By-Laws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

        Section 2.8.    Organization.    Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or if there shall be no Chairman or Vice Chairman, or such persons shall be absent, by the President, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

        Section 2.9.    Action by Consent of Directors.    Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or such committee. Such filing shall be maintained in accordance with Section 7.5 of these By-Laws.

ARTICLE III
Committees

        Section 3.1.    Committees.    The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (i) any action that must be expressly approved by the stockholders under Delaware law; and (ii) adopting, amending or repealing any bylaw.

        Section 3.2.    Committee Rules.    Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules, each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to ARTICLE II of these By-Laws.

ARTICLE IV
Officers

        Section 4.1.    Selection; Statutory Officers.    The Board of Directors shall elect a President, a Treasurer and a Secretary, and it may, if it so determines, choose a Chairman of the Board and a Vice Chairman of the Board from among its members. The Board of Directors also may, if it so determines, elect one or more Vice Presidents, one or more Assistant Treasurers, and one or more Assistant Secretaries. Any number of offices may be held by the same person.

        Section 4.2.    Time of Election.    The officers named above shall be chosen by the Board of Directors at its first meeting after each annual meeting of stockholders. Except for the Chairman of the Board and Vice Chairman of the Board, if any, none of such officers need be a director.

        Section 4.3.    Additional Officers.    The Board of Directors may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

        Section 4.4.    Terms of Office.    Each officer of the Corporation shall hold office until his successor is chosen and qualified, or until his earlier resignation or removal. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors.

        Section 4.5.    Compensation of Officers.    The Board of Directors shall have power to fix the compensation of all officers of the Corporation. It may authorize any officer, upon whom the power of appointing subordinate officers may have been conferred, to fix the compensation of such subordinate officers.

        Section 4.6.    Chairman of the Board.    The Chairman of the Board shall be the chairman of the Board of Directors and shall perform and do all acts and things incident to the position of chairman of the board and shall have such other duties as may be assigned to him from time to time by the Board of Directors. The Chairman of the Board shall preside at all meetings of the stockholders and directors at which he shall be present.

        Section 4.7.    President.    Unless the Board of Directors otherwise determines, the President shall be the chief executive officer and head of the Corporation, shall perform and do all acts and things incident to the positions of president and chief executive officer and shall have such other duties as may be assigned to him from time to time by or under authority of the Board of Directors. Under the supervision of the Board of Directors, the President shall have general control and management of the Corporation and its business and affairs, including general supervision over its officers (other than the Chairman of the Board), employees and agents, subject, however, to the right of the Board of Directors to confer any specific power upon any other officer or officers of the Corporation. The President shall perform such other duties as may be assigned to him from time to time by the Board of Directors.

        Section 4.8.    Vice Presidents.    The Vice Presidents shall perform such of the duties of the President on behalf of the Corporation as may be respectively assigned to them from time to time by the Board of Directors or the President. The Board of Directors may designate one of the Vice

Presidents as the Executive Vice President, and in the absence or inability of the President to act, such Executive Vice President shall have and possess all of the powers and discharge all of the duties of the President, subject to the control of the Board of Directors.

        Section 4.9.    Treasurer.    The Treasurer shall have the care and custody of all the funds and securities of the Corporation which may come into his hands as Treasurer, and the power and authority to endorse checks, drafts and other instruments for the payment of money for deposit or collection when necessary or proper and to deposit the same to the credit of the Corporation in such bank or banks or depository as the Board of Directors, or the officers or agents to whom the Board of Directors may delegate such authority, may designate, and he may endorse all commercial documents requiring endorsements for or on behalf of the Corporation. He may sign all receipts and vouchers for the payments made to the Corporation. He shall render an account of his transactions to the Board of Directors as often as the board shall require the same. He shall enter regularly in the books to be kept by him for that purpose full and adequate account of all moneys received and paid by him on account of the Corporation. He shall perform all acts incident to the position of Treasurer, subject to the control of the Board of Directors. He shall when requested, pursuant to vote of the Board of Directors, give a bond to the Corporation conditioned for the faithful performance of his duties, the expense of which bond shall be borne by the Corporation.

        Section 4.10.    Secretary.    The Secretary shall keep the minutes of all meetings of the Board of Directors and of the stockholders; he shall attend to the giving and serving of all notices of the Corporation. Except as otherwise ordered by the Board of Directors, he shall attest the seal of the Corporation upon all contracts and instruments executed under such seal and shall affix the seal of the Corporation thereto and to all certificates of shares of capital stock of the Corporation. He shall have charge of the stock certificate book, transfer book and stock ledger, and such other books and papers as the Board of Directors may direct. He shall, in general, perform all the duties of Secretary, subject to the control of the Board of Directors.

        Section 4.11.    Assistant Secretary.    The Board of Directors or any two of the officers of the Corporation acting jointly may appoint or remove one or more Assistant Secretaries of the Corporation. Any Assistant Secretary upon his appointment shall perform such duties of the Secretary, and also any and all such other duties, as the Board of Directors or the President or the Executive Vice President or the Treasurer or the Secretary may designate.

        Section 4.12.    Assistant Treasurer.    The Board of Directors or any two of the officers of the Corporation acting jointly may appoint or remove one or more Assistant Treasurers of the Corporation. Any Assistant Treasurer upon his appointment shall perform such of the duties of the Treasurer, and also any and all such other duties, as the Board of Directors or the President or the Executive Vice President or the Treasurer or the Secretary may designate.

        Section 4.13.    Subordinate Officers.    The Board of Directors may select such subordinate officers as it may deem desirable. Each such officer shall hold office for such period, have such authority, and perform such duties as the Board of Directors may prescribe. The Board of Directors may, from time to time, authorize any officer to appoint and remove subordinate officers and to prescribe the powers and duties thereof.

        Section 4.14.    Position Holders.    The President shall have the authority to designate position holders of the Corporation. Such position holders will have such titles (including without limitation the title of vice president or director) and responsibilities as assigned by the President. Such position holders shall not be deemed to be officers or directors of the Corporation by virtue of such designations.

ARTICLE V
Capital Stock

        Section 5.1.    Certificates.    Every holder of stock shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by him in the Corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

        Section 5.2.    Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates.    The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representatives, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

        Section 5.3.    Transfers.    Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the Corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these By-Laws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-Laws.

ARTICLE VI
Indemnification

        Section 6.1.    Right to Indemnification.    The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, each of its directors and officers who was or is a party or is threatened to be made a party or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation or of a partnership, joint venture, trust, non-profit entity or other enterprise, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person in connection with such proceeding. The Corporation shall be required to indemnify a person in connection with a proceeding initiated by such person only if the proceeding was authorized by the Board of Directors of the Corporation.

        Section 6.2.    Prepayment of Expenses.    The Corporation may, if authorized by the Board of Directors, pay the expenses (including attorneys' fees) incurred by any director or officer in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by such director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article or otherwise. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

        Section 6.3.    Non-Exclusivity of Rights.    The rights conferred on any person by this ARTICLE VI shall not be exclusive of any other rights which such person may have or hereafter acquired under any statute, provision of the Certificate of Incorporation, by these By-Laws, agreement, vote of stockholders or disinterested directors or otherwise.

        Section 6.4.    Insurance.    The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this ARTICLE VI.

        Section 6.5.    Inurement.    The indemnification and advancement of expenses provided by, or granted pursuant to, this ARTICLE VI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer, and shall inure to the benefit of the heirs, executors and administrators of such a person.

        Section 6.6.    Indemnification of Employees and Agents.    To the extent permitted under applicable law, any agent or employee of or for the Corporation may be indemnified in such manner as the Board of Directors decides.

        Section 6.7.    Amendment or Repeal.    Any repeal or modification of the foregoing provisions of this ARTICLE VI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring before the time of such repeal or modification.

ARTICLE VII
Miscellaneous

        Section 7.1.    Fiscal Year.    Except as from time to time otherwise designated by the Board of Directors, the fiscal year of the Corporation shall begin on the first day of January of each year and end on the last day of December in each year.

        Section 7.2.    Seal.    The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

        Section 7.3.    Notices and Waiver of Notice of Meetings of Stockholders, Directors and Committees.    Whenever, under the provisions of applicable law or of the Certificate of Incorporation or of these By-Laws, notice is required to be given to any director or stockholder, it shall not be construed to be personal notice, but such notice may be given, if to a stockholder, in the manner prescribed in ARTICLE I, and if to a director, in writing, by mail or courier or other hand delivery, addressed to such director, at his address as it appears on the records of the Corporation, with postage thereon or courier or delivery fees prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail, if mailed, or when delivered to such address if delivered by courier or other hand delivery. Notices to directors may also be given by electronic transmission, when directed to a number or electronic address at which the director has consented to receive such form of notice.

        Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

        Section 7.4.    Interested Directors; Quorum.    No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other Corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (i) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

        Section 7.5.    Form of Records.    Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, paper, electromagnetic, optical, or any other information storage means, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

        Section 7.6.    Amendment of By-Laws.    Except as otherwise provided by law, the By-Laws of the Corporation may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the Directors then in office. The By-Laws of the Corporation may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose as provided in the By-Laws, by the affirmative vote of at least 75% of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class.

Appendix D

302A.471. RIGHTS OF DISSENTING SHAREHOLDERS

        SUBDIVISION 1. ACTIONS CREATING RIGHTS. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

          (a)   An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

            (1)   alters or abolishes a preferential right of the shares;

            (2)   creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

            (3)   alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than, shares;

            (4)   excludes or limits the right of a shareholder to vote on a matter or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

          (b)   A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

          (c)   A plan on merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3 and except for a plan of merger adopted under section 302A.626;

          (d)   A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, except as provided in subdivision 3; or

          (e)   Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

  SUBD. 2. BENEFICIAL OWNERS.

          (a)   A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

          (b)   A beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

  SUBD. 3. RIGHTS NOT TO APPLY.

          (a)   Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger, with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

          (b)   If a date is fixed according to Section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the dated fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

  SUBD. 4. OTHER RIGHTS.

        The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473. PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS

  SUBDIVISION 1. DEFINITIONS.

          (a)   For purposes of this section, the terms defined in this subdivision have the meanings given them.

          (b)   "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

          (c)   "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

          (d)   "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

  SUBD. 2. NOTICE OF ACTION.

        If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

  SUBD. 3. NOTICE OF DISSENT.

        If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under Section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

  SUBD. 4. NOTICE OF PROCEDURE, DEPOSIT OF SHARES.

          (a)   After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

            (1)   The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

            (2)   Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

            (3)   A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

            (4)   A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

          (b)   In order to receive the fair value of the share, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

  SUBD 5. PAYMENT; RETURN OF SHARES.

          (a)   After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

            (1)   The corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

            (2)   An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

            (3)   A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

          (b)   The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

          (c)   If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

  SUBD. 6. SUPPLEMENTAL PAYMENT, DEMAND.

        If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

  SUBD 7. PETITION, DETERMINATION.

        If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

  SUBD. 8. COSTS, FEES; EXPENSES.

          (a)   The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

          (b)   If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

          (c)   The court may award, in its discretion, fees and expenses to any attorney for the dissenters out of the amount awarded to the dissenters, if any.

PROXY

         BIO-KEY INTERNATIONAL, INC.

1285 Corporate Center Drive, Suite 175
Eagan, Minnesota 55121

Proxy Solicited by the Board of Directors
of BIO-key International, Inc.
for the Special Meeting of Stockholders
in Lieu of Annual Meeting
to be held on July 20, 2004

        The undersigned hereby appoints as proxies Michael W. DePasquale, Gary E. Wendt and Charles J. Johnson, and each of them or such other persons as the Board of Directors of BIO-key International, Inc. (the "Company") may designate, with full power of substitution. The undersigned hereby authorizes the above appointed proxies to represent and to vote, as designated on the reverse side, all shares of common stock of the Company held of record by the undersigned on June 24, 2004 at the Special Meeting of Stockholders in Lieu of an Annual Meeting to be held on July 20, 2004 at [time] at [location] and any adjournments or postponements thereof.

        This proxy when properly executed will be voted as directed. If no direction is given, the proxy will be voted FOR the nominees for director, FOR proposals two and three, and in accordance with the proxy holders' discretion respecting any other matters as may properly come before the meeting. Please mark, date, sign and return this proxy card promptly.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BIO-key International, Inc.
c/o StockTrans, Inc.
44 West Lancaster Avenue
Ardmore, PA 19003

[x]    Please mark votes as in this example.

  1.
  To re-elect four directors to serve until their successors have been elected and duly qualified.

  Nominees:

(01)	Thomas J. Colatosti
(02)	Michael W. DePasquale
(03)	Gary E. Wendt
(04)	Jeffrey J. May
For ☐	Withheld ☐

    For all nominees except as noted above

  2.
  To approve a reorganization of the Company to change its state of incorporation from Minnesota to Delaware.

For ☐	Against ☐	Abstain ☐
  3.
  To ratify the selection of Divine, Scherzer & Brody, Ltd as independent auditors for the Company for the fiscal year ending December 31, 2004.

For ☐	Against ☐	Abstain ☐

                Mark here for address change and note at left    [    ].

                Mark here if you plan to attend the meeting    [    ].

                Signature

                Signature

                Date

                Please sign this Proxy exactly as your name appears on this card. Joint owners should each sign personally. If you are signing as a representative of the named stockholder (e.g. as a trustee, corporate officer or other agent on behalf of a trust, corporation or other entity) you should indicate your title or the capacity in which you sign.

QuickLinks

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS IN LIEU OF ANNUAL MEETING
INFORMATION ABOUT SOLICITATION AND VOTING
ELECTION OF DIRECTORS (Item 1 of Notice)
REINCORPORATION OF BIO-KEY BY MERGER FROM MINNESOTA TO DELAWARE (Item 2 of Notice)
SUMMARY EFFECTS OF THE MERGER
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS (Item 3 of Notice)
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
  Appendix A
  Appendix B
  Appendix C
  Appendix D
PROXY